January 31, 2003

Oppenheimer                        Semiannual
Main Street                          Report
Opportunity Fund(R)               ------------
                                   Management
                                  Commentaries



[GRAPHIC]

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"Our model for predicting stock performance has consistently favored small, micro-cap and mid-cap stocks over large- and mega-cap stocks for the past two years. As a result, we have consistently overweighted these groups, and for the last six months, approximately 50% of the Fund has been invested in small- and micro-cap stocks."

[LOGO]

Oppenheimer Funds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Main Street Opportunity Fund(R) seeks long-term capital appreciation.

Fund Highlight
The Fund's Class A shares rank in the top 20%, #71/470, of all Multi-Cap Core funds for the one-year period ended January 31, 2003, as measured by Lipper, Inc. 1

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
     with Your Fund's
     Managers

 9  Financial
     Statements

45  Trustees and Officers


Cumulative Total Returns*
          For the 6-Month Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -4.63%       -10.12%
---------------------------------
Class B   -4.92         -9.67
---------------------------------
Class C   -4.92         -5.87
---------------------------------
Class N   -4.66         -5.61
---------------------------------
Class Y   -4.40


Average Annual Total Returns*
          For the 1-Year Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -16.67%      -21.46%
---------------------------------
Class B   -17.30       -21.44
---------------------------------
Class C   -17.22       -18.05
---------------------------------
Class N   -16.90       -17.73
---------------------------------
Class Y   -16.35

1. Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
     In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
     Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
     We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique

[PHOTOS]

James C. Swain
Chairman
Oppenheimer
Main Street
Opportunity Fund

John V. Murphy
President
Oppenheimer
Main Street
Opportunity Fund

1  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

LETTER TO SHAREHOLDERS

challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
     We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/S/ JAMES C. SWAIN           /S/ JOHN V. MURPHY
James C. Swain                   John V. Murphy
February 24, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

2  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q

How would you characterize the Fund's performance in the last 6 months ended January 31, 2003?
A. If you look at the period as a whole, the Fund outperformed its benchmark, the Russell 3000 Index, in a very difficult and volatile period. 2 The Fund benefited from being overweight its benchmark index, the Russell 3000 Index, in small, micro-cap and mid-cap stocks, and being underweight in large- and mega-cap stocks. 3 That decision proved valuable, as the best-performing group during this period was small-caps stocks, while large-caps were the worst. In terms of sector weights, sector selection was not a main factor in performance during the period. The majority of the Fund's performance came from good stock selection within individual sectors rather than from any particular sector as a whole. For the six-month time period ended January 31, 2003, the Fund returned -4.63% (Class A shares without sales charge), while the Russell 3000 Index, returned -5.26%. 2
     The Fund benefited from its defensive position early in the period (August and September 2002), as it was underweight technology stocks and overweight consumer discretionary stocks. In early October 2002, when the markets had hit another low, we became a little more aggressive with the Fund's positioning. In small incremental steps, we increased its exposure to both technology and more volatile stocks.

How is the Fund currently positioned?
Our model for predicting stock performance has consistently favored small, micro-cap and mid-cap stocks over large-and mega-cap stocks for the past two years. As a result, we have consistently overweighted these groups, and for the last six months, approximately 50% of the Fund has been invested in small- and micro-cap stocks. This compares to a 10% weight in those groups for our benchmark index. We've also had, on

[SIDEBAR]

Portfolio Management
Team
Charles Albers
Nikolaos Monoyios

2. The Fund's performance is compared to the Russell 3000 Index, an unmanaged index of large-capitalization U.S. companies, for the six-months ended 1/31/03.
3. Investing in small-cap stocks may entail greater risks of short-term volatility than other investments.

3  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

average, around 30% weight in the mid-caps compared to only 20% weight for our benchmark. Conversely, we've been underweight mega- and large-caps.
     With that said, toward the end of 2002, we began positioning the Fund to take advantage of the "January effect"--a stock market anomaly that normally occurs in January and can last through the first quarter of the year. During this time, small-cap stocks typically will outperform larger-cap stocks, lower-quality stocks will outperform higher-quality stocks, out of favor stocks will outperform stocks that have been performing well, and cheap stocks will tend to outperform more expensive stocks. At the end of the first quarter, we usually begin to phase out some of these "seasonal" factors. However, we cannot predict where the models are going to lead us three or six months from now. We just have to wait and see what they indicate and make the appropriate adjustments.

What's your outlook for the market?
The market has now been down for three consecutive years, and there is a great deal of uncertainty currently surrounding the market. We're not market timers, but we believe that the market is pretty attractive at this point in time. Typically after the market has hit multi-year lows like it did in July and September 2002, it has delivered above average returns the following five years. This gives us a positive long-term outlook.
     In the near term, current monetary and fiscal policy is very accommodative and the stimulus available in the economy should help corporate profits. Also, many investors have a significant portion of their assets in cash, including money market funds and CD's. These investments are currently earning poor rates of return, as short-term interest rates are at record lows. We believe it would only take a small change in sentiment for investors to move some of that money into the equity markets.

4  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

2002 may be thought of as the year of the scandal. What should investors think at this point?
Throughout the last few years, there was a bubble psychology in the markets, and both investors and corporate executives tested its exuberance, pushing the limits of what was really fair and ethical. This bubble has been unwinding ever since, and now we have to correct the excesses of the last three years. In our view, most of the big problems associated with corporate governance and accounting fraud have already been uncovered. They've been measured and already impacted the marketplace. And so, of course while recent events impact investor's psychology, we believe that most of the issues are already behind us, not ahead of us.
     Also, we believe many of the companies involved in these scandals had become extremely overvalued and had very little real economic value to cushion the fall in their stock prices. The funds that were hurt the most were the ones that had very concentrated portfolios and made large bets on individual companies that got into trouble for one reason or another.

How did you manage in this environment?
Our whole investment approach, of using a number of factors in a systematic and disciplined fashion, is designed to limit the damage or risk from unpleasant surprises. The Fund currently has approximately 1,100 stocks (as of 1/31/03). No matter how attractive a stock is on our scoring system, we generally will not, and did not during the period, have a very large overweight in that stock, thus limiting the potential negative impact of any single stock on the Fund.
     We also utilize a number of factors that look at the quality of earnings by studying its cash flow component. Lastly, our process tends to penalize companies that have grown through mergers and acquisitions. Some of the companies that had the most visible problems were forced to take big write-offs because they overpaid for the companies they acquired and the mergers proved disappointing.

Average Annual Total Returns with Sales Charge

For the Periods Ended 12/31/02 4

Class A        Since
1-Year         Inception
------------------------
-20.87%        -6.98%

Class B        Since
1-Year         Inception
------------------------
-20.91%        -6.51%

Class C        Since
1-Year         Inception
------------------------
-17.41%        -5.20%

Class N        Since
1-Year         Inception
------------------------
-17.02%        -4.98%

Class Y        Since
1-Year         Inception
------------------------
-15.81%        -4.25%

4. See Notes on page 7 for further details.

5  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Any other thoughts that you would like to pass on to investors?
We think of this Fund as being an all-weather equity fund, a fund for all seasons. We try to do our best to adjust to whatever environment we're in and use the tools that we have at our disposal to try to outperform our benchmarks. We believe we have delivered good results in a challenging environment and are pleased with that result. Using our time-tested models to identify the most promising securities in the most attractive capitalization ranges is key to what makes Oppenheimer Main Street Opportunity Fund(R) an important part of The Right Way to Invest.

[PIE CHART]

Sector Allocation 5

o Financials                       20.0%
o Consumer Discretionary           18.5
o Industrials                      12.7
o Information Technology           12.4
o Health Care                      11.9
o Energy                            7.2
o Consumer Staples                  6.9
o Materials                         4.1
o Utilities                         3.6
o Telecommunication Services        2.7


Top Ten Common Stock Holdings 6
-------------------------------------------------------------
Pharmacia Corp.                                          2.5%
-------------------------------------------------------------
Bank of America Corp.                                    0.9
-------------------------------------------------------------
Bank One Corp.                                           0.7
-------------------------------------------------------------
Wachovia Corp.                                           0.7
-------------------------------------------------------------
SBC Communications, Inc.                                 0.6
-------------------------------------------------------------
Golden West Financial Corp.                              0.5
-------------------------------------------------------------
AT&T Corp.                                               0.5
-------------------------------------------------------------
Allstate Corp.                                           0.5
-------------------------------------------------------------
Union Pacific Corp.                                      0.5
-------------------------------------------------------------
TJX Cos., Inc. (The)                                     0.5

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Five Common Stock Industries 6
-------------------------------------------------------------
Banks                                                   11.5%
-------------------------------------------------------------
Oil & Gas                                                6.0
-------------------------------------------------------------
Insurance                                                5.2
-------------------------------------------------------------
Health Care Providers & Services                         5.1
-------------------------------------------------------------
Specialty Retail                                         4.7

5. Portfolio's holdings and allocations are subject to change. Percentages are as of January 31, 2003, and are based on total market value of common stocks.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of January 31, 2003, and are based on net assets.

6  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

It is important to remember that the Fund is a new fund with a limited operating history.

Class A shares of the Fund were first publicly offered on 9/25/00. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 9/25/00. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/25/00. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 9/25/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

7  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                            Financial Statements
                                                                      Pages 9-44

8  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  December 31, 2002 / Unaudited

                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Common Stocks--98.0%
--------------------------------------------------------------------------------
 Consumer Discretionary--18.1%
--------------------------------------------------------------------------------
 Auto Components--1.7%
 Aftermarket
 Technology Corp. 1                                     70,000      $    917,630
--------------------------------------------------------------------------------
 American Axle &
 Manufacturing
 Holdings, Inc. 1                                       49,900         1,255,983
--------------------------------------------------------------------------------
 ArvinMeritor, Inc.                                     89,400         1,518,906
--------------------------------------------------------------------------------
 Autoliv, Inc.                                          17,000           369,920
--------------------------------------------------------------------------------
 Borg-Warner
 Automotive, Inc.                                       11,600           621,180
--------------------------------------------------------------------------------
 Cooper Tire &
 Rubber Co.                                             44,200           632,060
--------------------------------------------------------------------------------
 Dana Corp.                                             86,800           934,836
--------------------------------------------------------------------------------
 Delphi Corp.                                           40,000           340,800
--------------------------------------------------------------------------------
 Dura Automotive
 Systems, Inc. 1                                        63,700           604,513
--------------------------------------------------------------------------------
 Goodyear Tire &
 Rubber Co.                                            209,600         1,110,880
--------------------------------------------------------------------------------
 Intermet Corp.                                          1,800             7,488
--------------------------------------------------------------------------------
 Keystone Automotive
 Industries, Inc. 1                                     19,600           317,520
--------------------------------------------------------------------------------
 Lear Corp. 1                                           26,000         1,047,800
--------------------------------------------------------------------------------
 Modine
 Manufacturing Co.                                       1,300            21,060
--------------------------------------------------------------------------------
 Raytech Corp. 1                                         5,700            27,075
--------------------------------------------------------------------------------
 Spartan Motors, Inc.                                   22,300           248,199
--------------------------------------------------------------------------------
 Sports Resorts
 International, Inc. 1                                   2,000            11,420
--------------------------------------------------------------------------------
 Stoneridge, Inc. 1                                     18,400           218,040
--------------------------------------------------------------------------------
 Strattec Security Corp. 1                              12,400           584,288
--------------------------------------------------------------------------------
 Tenneco
 Automotive, Inc. 1                                    113,100           389,064
--------------------------------------------------------------------------------
 Tower Automotive, Inc. 1                              113,200           395,068
                                                                    ------------
                                                                      11,573,730

--------------------------------------------------------------------------------
 Automobiles--0.2%
 Winnebago
 Industries, Inc.                                       33,300         1,145,187
--------------------------------------------------------------------------------
 Distributors--0.0%
 Central European
 Distribution Corp. 1                                      800            22,520
--------------------------------------------------------------------------------
 WESCO
 International, Inc. 1                                     600             2,532
                                                                    ------------
                                                                          25,052



                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--2.3%
 AFC Enterprises, Inc. 1                                 1,900      $     34,941
--------------------------------------------------------------------------------
 Alliance Gaming Corp. 1                                31,000           489,490
--------------------------------------------------------------------------------
 Ambassadors
 Group, Inc. 1                                           1,900            23,921
--------------------------------------------------------------------------------
 Ameristar Casinos, Inc. 1                              52,900           514,664
--------------------------------------------------------------------------------
 Applebee's
 International, Inc.                                    17,800           462,800
--------------------------------------------------------------------------------
 Aztar Corp. 1                                          77,600           989,400
--------------------------------------------------------------------------------
 Bob Evans Farms, Inc.                                  22,200           503,496
--------------------------------------------------------------------------------
 Boyd Gaming Corp. 1                                    11,700           156,546
--------------------------------------------------------------------------------
 CEC Entertainment,
 Inc. 1                                                 11,200           316,848
--------------------------------------------------------------------------------
 Choice Hotels
 International, Inc. 1                                  42,200           889,154
--------------------------------------------------------------------------------
 CKE Restaurants, Inc. 1                                43,800           154,614
--------------------------------------------------------------------------------
 Darden Restaurants, Inc.                               11,750           254,975
--------------------------------------------------------------------------------
 Dave & Buster's, Inc. 1                                30,100           245,014
--------------------------------------------------------------------------------
 Dover Downs Gaming
 & Entertainment, Inc.                                  31,800           286,518
--------------------------------------------------------------------------------
 Gaylord Entertainment
 Co., Cl. A 1                                              900            17,676
--------------------------------------------------------------------------------
 GTech Holdings Corp. 1                                 42,900         1,166,880
--------------------------------------------------------------------------------
 Harrah's
 Entertainment, Inc. 1                                  31,100         1,128,308
--------------------------------------------------------------------------------
 Isle of Capri
 Casinos, Inc. 1                                         2,400            31,080
--------------------------------------------------------------------------------
 Lone Star Steakhouse
 & Saloon, Inc.                                         50,800         1,059,739
--------------------------------------------------------------------------------
 Monarch Casino
 & Resort, Inc. 1                                          200             1,780
--------------------------------------------------------------------------------
 MTR Gaming
 Group, Inc. 1                                           9,300            64,449
--------------------------------------------------------------------------------
 Multimedia
 Games, Inc. 1                                          22,200           459,984
--------------------------------------------------------------------------------
 Navigant International,
 Inc. 1                                                 31,800           386,688
--------------------------------------------------------------------------------
 Papa John's International,
 Inc. 1                                                 25,800           650,934
--------------------------------------------------------------------------------
 Rare Hospitality
 International, Inc. 1                                  38,100         1,085,850
--------------------------------------------------------------------------------
 Ryan's Family Steak
 Houses, Inc. 1                                         90,500           959,300
--------------------------------------------------------------------------------
 Scientific Games Corp.,
 Cl. A 1                                                27,200           160,480
--------------------------------------------------------------------------------
 Shuffle Master, Inc. 1                                  8,700           163,647



9  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure Continued
 Six Flags, Inc. 1                                      81,700      $    440,363
--------------------------------------------------------------------------------
 Sonic Corp. 1                                          19,000           432,060
--------------------------------------------------------------------------------
 Starbucks Corp. 1                                      56,500         1,283,680
--------------------------------------------------------------------------------
 Station Casinos, Inc. 1                                 7,900           143,701
--------------------------------------------------------------------------------
 Steak n Shake Co.
 (The) 1                                                13,700           132,205
--------------------------------------------------------------------------------
 Total Entertainment
 Restaurant Corp. 1                                      6,600            52,866
--------------------------------------------------------------------------------
 Wendy's
 International, Inc.                                    10,000           271,500
--------------------------------------------------------------------------------
 WMS Industries, Inc. 1                                  5,400            62,694
                                                                    ------------
                                                                      15,478,245

--------------------------------------------------------------------------------
 Household Durables--2.4%
 Beazer Homes USA, Inc. 1                               11,300           650,315
--------------------------------------------------------------------------------
 Black & Decker Corp.                                   30,000         1,099,200
--------------------------------------------------------------------------------
 Boyds Collection Ltd.
 (The) 1                                                 2,200            14,388
--------------------------------------------------------------------------------
 Centex Corp.                                           18,800           994,896
--------------------------------------------------------------------------------
 Chromcraft
 Revington, Inc. 1                                         200             2,470
--------------------------------------------------------------------------------
 CSS Industries, Inc. 1                                  7,200           234,360
--------------------------------------------------------------------------------
 Department 56, Inc. 1                                  56,400           671,724
--------------------------------------------------------------------------------
 Dominion Homes, Inc. 1                                 15,000           210,000
--------------------------------------------------------------------------------
 Emerson Radio Corp. 1                                   5,500            38,555
--------------------------------------------------------------------------------
 Enesco Group, Inc. 1                                      600             4,122
--------------------------------------------------------------------------------
 Fortune Brands, Inc.                                   30,300         1,335,321
--------------------------------------------------------------------------------
 Helen of Troy Ltd. 1                                   12,000           155,040
--------------------------------------------------------------------------------
 Hovnanian Enterprises,
 Inc., Cl. A 1                                          43,700         1,272,981
--------------------------------------------------------------------------------
 Interface, Inc., Cl. A                                  1,800             4,950
--------------------------------------------------------------------------------
 KB Home                                                24,200         1,081,982
--------------------------------------------------------------------------------
 Kimball International,
 Inc., Cl. B                                            11,500           162,495
--------------------------------------------------------------------------------
 Libbey, Inc.                                            3,700            88,208
--------------------------------------------------------------------------------
 M.D.C. Holdings, Inc.                                   7,400           292,300
--------------------------------------------------------------------------------
 M/I Schottenstein
 Homes, Inc.                                             8,600           231,340
--------------------------------------------------------------------------------
 Maytag Corp.                                           36,500           922,355
--------------------------------------------------------------------------------
 Meritage Corp. 1                                       34,800         1,144,572
--------------------------------------------------------------------------------
 Modtech Holdings, Inc. 1                                1,800            15,516
--------------------------------------------------------------------------------
 Movado Group, Inc.                                      2,700            49,518
--------------------------------------------------------------------------------
 Oneida Ltd.                                             9,900           108,702
--------------------------------------------------------------------------------
 Pulte Homes, Inc.                                      22,400         1,119,552




                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Household Durables Continued
 Ryland Group, Inc. (The)                               39,800       $ 1,577,672
--------------------------------------------------------------------------------
 Salton, Inc. 1                                          1,700            17,000
--------------------------------------------------------------------------------
 Standard Pacific Corp.                                  5,800           146,450
--------------------------------------------------------------------------------
 Stanley Furniture
 Co., Inc. 1                                               200             4,404
--------------------------------------------------------------------------------
 Technical Olympic
 USA, Inc. 1                                               600             9,090
--------------------------------------------------------------------------------
 Toll Brothers, Inc. 1                                   3,200            64,384
--------------------------------------------------------------------------------
 Toro Co. (The)                                         22,700         1,430,327
--------------------------------------------------------------------------------
 WCI Communities, Inc. 1                                12,700           113,284
--------------------------------------------------------------------------------
 William Lyon
 Homes, Inc. 1                                           8,300           182,185
--------------------------------------------------------------------------------
 Yankee Candle, Inc.
 (The) 1                                                25,100           407,373
                                                                    ------------
                                                                      15,857,031

--------------------------------------------------------------------------------
 Internet & Catalog Retail--0.7%
 1-800-FLOWERS.com,
 Inc. 1                                                 54,000           353,160
--------------------------------------------------------------------------------
 Amazon.com, Inc. 1                                     70,000         1,529,500
--------------------------------------------------------------------------------
 FTD, Inc., Cl. A 1                                      1,500            27,600
--------------------------------------------------------------------------------
 GSI Commerce, Inc. 1                                    2,500             6,500
--------------------------------------------------------------------------------
 J. Jill Group, Inc. 1                                  68,850           833,085
--------------------------------------------------------------------------------
 USA Interactive 1                                      60,000         1,320,600
--------------------------------------------------------------------------------
 ValueVision Media,
 Inc., Cl. A 1                                          22,800           300,732
                                                                    ------------
                                                                       4,371,177

--------------------------------------------------------------------------------
 Leisure Equipment & Products--1.5%
 Action Performance
 Cos., Inc.                                             48,000           845,760
--------------------------------------------------------------------------------
 Brunswick Corp.                                        55,000         1,070,850
--------------------------------------------------------------------------------
 Callaway Golf Co.                                      74,100           887,718
--------------------------------------------------------------------------------
 Eastman Kodak Co.                                      89,200         2,702,760
--------------------------------------------------------------------------------
 Hasbro, Inc.                                           66,800           801,600
--------------------------------------------------------------------------------
 JAKKS Pacific, Inc. 1                                   2,200            26,972
--------------------------------------------------------------------------------
 Marine Products Corp.                                     700             7,245
--------------------------------------------------------------------------------
 MarineMax, Inc. 1                                      15,100           173,650
--------------------------------------------------------------------------------
 Marvel Enterprises, Inc. 1                              3,200            35,456
--------------------------------------------------------------------------------
 Mattel, Inc.                                          133,400         2,668,000
--------------------------------------------------------------------------------
 ParkerVision, Inc. 1                                      700             4,494
--------------------------------------------------------------------------------
 Racing Champions
 Ertl Corp. 1                                           69,700           769,488



10  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Leisure Equipment & Products Continued
 Singing Machine Co.,
 Inc. (The) 1                                            5,300       $    36,040
--------------------------------------------------------------------------------
 Sturm, Ruger & Co., Inc.                               14,200           140,864
                                                                    ------------
                                                                      10,170,897

--------------------------------------------------------------------------------
 Media--1.8%
 4Kids Entertainment,
 Inc. 1                                                 26,500           530,000
--------------------------------------------------------------------------------
 AMC Entertainment,
 Inc. 1                                                  8,400            69,300
--------------------------------------------------------------------------------
 APAC Teleservices, Inc. 1                               1,300             3,796
--------------------------------------------------------------------------------
 Gannett Co., Inc.                                      28,400         2,063,544
--------------------------------------------------------------------------------
 Gemstar-TV Guide
 International, Inc. 1                                 155,600           479,248
--------------------------------------------------------------------------------
 General Motors
 Corp., Cl. H 1                                         22,200           226,440
--------------------------------------------------------------------------------
 Getty Images, Inc. 1                                   15,000           438,750
--------------------------------------------------------------------------------
 Grey Global Group, Inc.                                 2,000         1,273,982
--------------------------------------------------------------------------------
 Hollinger
 International, Inc.                                    23,800           231,336
--------------------------------------------------------------------------------
 Insight
 Communications
 Co., Inc. 1                                            60,200           668,160
--------------------------------------------------------------------------------
 Journal Register Co. 1                                 18,800           320,164
--------------------------------------------------------------------------------
 LodgeNet
 Entertainment Corp. 1                                     600             5,388
--------------------------------------------------------------------------------
 McGraw-Hill Cos.,
 Inc. (The)                                             28,500         1,687,770
--------------------------------------------------------------------------------
 PRIMEDIA, Inc. 1                                      167,500           432,150
--------------------------------------------------------------------------------
 Thomas Nelson, Inc. 1                                  25,700           259,570
--------------------------------------------------------------------------------
 TiVo, Inc. 1                                           43,300           223,861
--------------------------------------------------------------------------------
 Tribune Co.                                            28,900         1,398,760
--------------------------------------------------------------------------------
 Washington Post Co.
 (The), Cl. B                                            1,600         1,175,200
--------------------------------------------------------------------------------
 Young Broadcasting,
 Inc., Cl. A 1                                          29,200           402,376
                                                                    ------------
                                                                      11,889,795

--------------------------------------------------------------------------------
 Multiline Retail--1.1%
 Big Lots, Inc. 1                                       75,400           942,500
--------------------------------------------------------------------------------
 BJ's Wholesale
 Club, Inc. 1                                           83,400         1,284,360
--------------------------------------------------------------------------------
 Factory 2-U Stores, Inc. 1                              2,500             6,800
--------------------------------------------------------------------------------
 Federated Department
 Stores, Inc. 1                                         43,800         1,139,676



                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Multiline Retail Continued
 May Department
 Stores Co.                                             60,300      $  1,236,150
--------------------------------------------------------------------------------
 Penney (J.C.) Co., Inc.
 (Holding Co.)                                          56,100         1,087,779
--------------------------------------------------------------------------------
 Saks, Inc. 1                                           39,900           353,514
--------------------------------------------------------------------------------
 Sears Roebuck & Co.                                    36,600           968,070
--------------------------------------------------------------------------------
 Shopko Stores, Inc. 1                                  38,000           427,500
--------------------------------------------------------------------------------
 Stein Mart, Inc. 1                                     12,400            67,332
                                                                    ------------
                                                                       7,513,681

--------------------------------------------------------------------------------
 Specialty Retail--4.7%
 Aaron Rents, Inc.                                       9,000           175,140
--------------------------------------------------------------------------------
 American Eagle
 Outfitters, Inc. 1                                     34,200           561,222
--------------------------------------------------------------------------------
 AnnTaylor Stores Corp. 1                               22,150           412,211
--------------------------------------------------------------------------------
 AutoZone, Inc. 1                                       28,000         1,839,880
--------------------------------------------------------------------------------
 Barnes & Noble, Inc. 1                                 24,800           431,520
--------------------------------------------------------------------------------
 bebe stores, inc. 1                                     4,900            78,351
--------------------------------------------------------------------------------
 Bed Bath &
 Beyond, Inc. 1                                         42,900         1,438,437
--------------------------------------------------------------------------------
 Big 5 Sporting Goods
 Corp. 1                                                38,300           434,705
--------------------------------------------------------------------------------
 Blair Corp.                                             9,400           220,900
--------------------------------------------------------------------------------
 Blue Rhino Corp. 1                                     11,400           172,026
--------------------------------------------------------------------------------
 Bombay Co., Inc. (The)                                  9,400            53,768
--------------------------------------------------------------------------------
 Brookstone, Inc. 1                                        900            13,203
--------------------------------------------------------------------------------
 Burlington Coat
 Factory Warehouse
 Corp.                                                   2,100            37,380
--------------------------------------------------------------------------------
 Cache, Inc. 1                                           1,500            17,625
--------------------------------------------------------------------------------
 Cato Corp., Cl. A                                       3,800            67,640
--------------------------------------------------------------------------------
 Charlotte Russe
 Holding, Inc. 1                                         3,800            40,698
--------------------------------------------------------------------------------
 Charming Shoppes, Inc. 1                                1,900             6,384
--------------------------------------------------------------------------------
 Christopher &
 Banks Corp. 1                                           9,200           171,120
--------------------------------------------------------------------------------
 Claire's Stores, Inc.                                  45,600         1,067,952
--------------------------------------------------------------------------------
 Cole National Corp. 1                                  38,100           421,005
--------------------------------------------------------------------------------
 Cost Plus, Inc. 1                                       6,800           160,480
--------------------------------------------------------------------------------
 Deb Shops, Inc.                                        20,200           404,000
--------------------------------------------------------------------------------
 Dress Barn, Inc. (The) 1                               39,600           524,700
--------------------------------------------------------------------------------
 Electronics Boutique
 Holdings Corp. 1                                       35,000           483,000
--------------------------------------------------------------------------------
 Finlay Enterprises, Inc. 1                                300             3,930



11  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Specialty Retail Continued
 Foot Locker, Inc.                                      67,200      $    678,720
--------------------------------------------------------------------------------
 Friedman's, Inc., Cl. A                                 4,100            39,975
--------------------------------------------------------------------------------
 Genesco, Inc. 1                                         4,300            71,509
--------------------------------------------------------------------------------
 Goody's Family
 Clothing, Inc. 1                                       11,600            38,512
--------------------------------------------------------------------------------
 GTSI Corp. 1                                            5,100            51,765
--------------------------------------------------------------------------------
 Gymboree Corp. 1                                       60,100           857,026
--------------------------------------------------------------------------------
 Hancock Fabrics, Inc.                                  42,700           717,360
--------------------------------------------------------------------------------
 Hibbett Sporting
 Goods, Inc. 1                                           2,000            42,820
--------------------------------------------------------------------------------
 Home Depot, Inc.                                       55,000         1,149,500
--------------------------------------------------------------------------------
 Jo-Ann Stores, Inc.,
 Cl. A 1                                                40,800         1,068,144
--------------------------------------------------------------------------------
 Jos. A. Banks
 Clothiers, Inc. 1                                       5,500           118,250
--------------------------------------------------------------------------------
 Limited Brands, Inc.                                  110,000         1,384,900
--------------------------------------------------------------------------------
 Lithia Motors, Inc.,
 Cl. A 1                                                16,100           231,196
--------------------------------------------------------------------------------
 Loehmann's
 Holdings, Inc. 1                                        4,500            67,495
--------------------------------------------------------------------------------
 Men's Wearhouse,
 Inc. (The) 1                                            8,000           112,080
--------------------------------------------------------------------------------
 Monro Muffler
 Brake, Inc. 1                                           2,200            41,426
--------------------------------------------------------------------------------
 Mothers Work, Inc. 1                                    8,200           258,710
--------------------------------------------------------------------------------
 Movie Gallery, Inc. 1                                  89,950         1,263,798
--------------------------------------------------------------------------------
 OfficeMax, Inc. 1                                     130,000           637,000
--------------------------------------------------------------------------------
 Pacific Sunwear of
 California, Inc. 1                                     24,700           449,540
--------------------------------------------------------------------------------
 Party City Corp. 1                                     29,000           360,760
--------------------------------------------------------------------------------
 Pep Boys-Manny,
 Moe & Jack                                             58,400           607,944
--------------------------------------------------------------------------------
 Pier 1 Imports, Inc.                                   61,000         1,033,950
--------------------------------------------------------------------------------
 RadioShack Corp.                                       50,000           997,500
--------------------------------------------------------------------------------
 Rent-A-Center, Inc. 1                                  11,100           585,525
--------------------------------------------------------------------------------
 Restoration
 Hardware, Inc. 1                                       11,900            27,370
--------------------------------------------------------------------------------
 Rex Stores Corp. 1                                        800             8,112
--------------------------------------------------------------------------------
 Sharper Image Corp. 1                                  31,700           458,382
--------------------------------------------------------------------------------
 Shoe Carnival, Inc. 1                                  31,600           411,748
--------------------------------------------------------------------------------
 Sonic Automotive, Inc. 1                               52,500           813,750
--------------------------------------------------------------------------------
 Sports Authority, Inc.
 (The) 1                                                72,500           405,275
--------------------------------------------------------------------------------
 Talbots, Inc. (The)                                    29,400           764,106




                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Specialty Retail Continued
 TBC Corp. 1                                           27,700       $    376,720
--------------------------------------------------------------------------------
 TJX Cos., Inc. (The)                                 169,600          3,113,856
--------------------------------------------------------------------------------
 Tractor Supply Co. 1                                  13,500            498,285
--------------------------------------------------------------------------------
 Tuesday Morning Corp. 1                               41,500            713,800
--------------------------------------------------------------------------------
 United Auto
 Group, Inc. 1                                         42,800            514,028
--------------------------------------------------------------------------------
 Urban Outfitters, Inc. 1                              26,100            534,528
--------------------------------------------------------------------------------
 West Marine, Inc. 1                                    3,200             50,016
--------------------------------------------------------------------------------
 Zale Corp. 1                                          27,900            850,950
                                                                    ------------
                                                                      31,643,608

--------------------------------------------------------------------------------
 Textiles & Apparel--1.7%
 Ashworth, Inc. 1                                       2,500             15,850
--------------------------------------------------------------------------------
 Brown Shoe Co., Inc.                                   6,100            159,942
--------------------------------------------------------------------------------
 Cherokee, Inc. 1                                       9,900            149,985
--------------------------------------------------------------------------------
 Culp, Inc. 1                                          22,300            160,114
--------------------------------------------------------------------------------
 DHB Industries, Inc. 1                                16,500             33,330
--------------------------------------------------------------------------------
 Escalade, Inc. 1                                       1,000             16,000
--------------------------------------------------------------------------------
 Fossil, Inc. 1                                        41,900            775,150
--------------------------------------------------------------------------------
 K-Swiss, Inc., Cl. A                                  22,700            576,580
--------------------------------------------------------------------------------
 Kellwood Co.                                          36,300            861,399
--------------------------------------------------------------------------------
 Kenneth Cole
 Productions, Inc., Cl. A 1                             9,900            240,372
--------------------------------------------------------------------------------
 Liz Claiborne, Inc.                                   44,200          1,269,424
--------------------------------------------------------------------------------
 Mossimo, Inc. 1                                          300              1,677
--------------------------------------------------------------------------------
 Novel Denim
 Holdings Ltd. 1                                        5,700             16,530
--------------------------------------------------------------------------------
 OshKosh B'Gosh,
 Inc., Cl. A                                           21,100            507,033
--------------------------------------------------------------------------------
 Oxford Industries, Inc.                                1,200             28,800
--------------------------------------------------------------------------------
 Perry Ellis
 International, Inc. 1                                    200              3,484
--------------------------------------------------------------------------------
 Phillips-Van Heusen
 Corp                                                  14,800            175,380
--------------------------------------------------------------------------------
 Polo Ralph Lauren
 Corp. 1                                               24,000            489,840
--------------------------------------------------------------------------------
 Quaker Fabric Corp. 1                                  2,000             13,320
--------------------------------------------------------------------------------
 Quicksilver, Inc. 1                                   33,600            885,360
--------------------------------------------------------------------------------
 Reebok International
 Ltd. 1                                                41,500          1,254,960
--------------------------------------------------------------------------------
 Russell Corp.                                         31,500            504,945
--------------------------------------------------------------------------------
 Skechers U.S.A., Inc.,
 Cl. A 1                                               30,700            252,968
--------------------------------------------------------------------------------
 Steven Madden Ltd. 1                                   4,300             74,132



12  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Textiles & Apparel Continued
 Timberland Co., Cl. A 1                               26,300        $   813,985
--------------------------------------------------------------------------------
 Tommy Hilfiger Corp. 1                               105,400            685,100
--------------------------------------------------------------------------------
 Tropical Sportswear
 International Corp. 1                                  4,800             22,320
--------------------------------------------------------------------------------
 UniFirst Corp.                                        17,100            348,669
--------------------------------------------------------------------------------
 VF Corp.                                              32,900          1,159,067
--------------------------------------------------------------------------------
 Wellman, Inc.                                          3,500             43,050
--------------------------------------------------------------------------------
 Weyco Group, Inc.                                        200              7,728
--------------------------------------------------------------------------------
 Wolverine World Wide,
 Inc                                                    3,300             49,335
                                                                    ------------
                                                                      11,595,829

--------------------------------------------------------------------------------
 Consumer Staples--6.7%
--------------------------------------------------------------------------------
 Beverages--0.5%
 Coca-Cola Bottling Co.                                 8,700            593,253
--------------------------------------------------------------------------------
 Coca-Cola Co. (The)                                   32,000          1,294,720
--------------------------------------------------------------------------------
 Coca-Cola
 Enterprises, Inc.                                     49,000          1,079,470
--------------------------------------------------------------------------------
 Cott Corp. 1                                          33,900            594,945
--------------------------------------------------------------------------------
 National Beverage
 Corp. 1                                                1,000             15,250
                                                                    ------------
                                                                       3,577,638

--------------------------------------------------------------------------------
 Food & Drug Retailing--1.0%
 7-Eleven, Inc. 1                                       2,200             17,622
--------------------------------------------------------------------------------
 CVS Corp.                                             72,800          1,646,736
--------------------------------------------------------------------------------
 Penn Traffic Co. (The) 1                                 700              1,337
--------------------------------------------------------------------------------
 Ruddick Corp.                                         69,800            897,628
--------------------------------------------------------------------------------
 Safeway, Inc. 1                                       63,100          1,495,470
--------------------------------------------------------------------------------
 SUPERVALU, Inc.                                       34,900            519,312
--------------------------------------------------------------------------------
 Weis Markets, Inc.                                    17,500            540,750
--------------------------------------------------------------------------------
 Wild Oats Markets, Inc. 1                             32,410            268,679
--------------------------------------------------------------------------------
 Winn-Dixie Stores, Inc.                               84,400          1,181,600
                                                                    ------------
                                                                       6,569,134

--------------------------------------------------------------------------------
 Food Products--3.0%
 Bunge Ltd.                                            32,700            850,200
--------------------------------------------------------------------------------
 Campbell Soup Co.                                    121,600          2,914,752
--------------------------------------------------------------------------------
 Central Garden
 & Pet Co. 1                                           38,000            831,820
--------------------------------------------------------------------------------
 Chiquita Brands
 International, Inc. 1                                 27,500            415,800
--------------------------------------------------------------------------------
 ConAgra Foods, Inc.                                  119,300          2,926,429
--------------------------------------------------------------------------------
 Dean Foods Co. 1                                      23,000            892,860




                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Food Products Continued
 Dole Food Co., Inc.                                   33,900       $  1,105,818
--------------------------------------------------------------------------------
 Farmer Brothers Co.                                      200             62,000
--------------------------------------------------------------------------------
 Flowers Foods, Inc.                                    8,300            195,050
--------------------------------------------------------------------------------
 Fresh Del Monte
 Produce, Inc.                                         58,300          1,206,810
--------------------------------------------------------------------------------
 Hershey Foods Corp.                                   17,700          1,141,650
--------------------------------------------------------------------------------
 J & J Snack Foods
 Corp. 1                                               23,100            612,843
--------------------------------------------------------------------------------
 Kellogg Co.                                           62,500          2,087,500
--------------------------------------------------------------------------------
 Lance, Inc.                                            5,200             59,176
--------------------------------------------------------------------------------
 Monterey Pasta Co. 1                                   2,700             10,779
--------------------------------------------------------------------------------
 Peet's Coffee
 & Tea, Inc. 1                                         52,200            743,380
--------------------------------------------------------------------------------
 Ralcorp Holdings, Inc. 1                              46,200          1,143,912
--------------------------------------------------------------------------------
 Riviana Foods, Inc.                                      200              5,144
--------------------------------------------------------------------------------
 Sanderson Farms, Inc.                                 11,600            227,708
--------------------------------------------------------------------------------
 Sara Lee Corp.                                       131,100          2,614,134
--------------------------------------------------------------------------------
 Seaboard Corp.                                           600            133,092
--------------------------------------------------------------------------------
 Seminis, Inc. 1                                        5,800             15,950
                                                                    ------------
                                                                      20,196,807

--------------------------------------------------------------------------------
 Household Products--1.6%
 Chattem, Inc. 1                                       48,500            735,745
--------------------------------------------------------------------------------
 Colgate-Palmolive Co.                                 56,200          2,861,142
--------------------------------------------------------------------------------
 Dial Corp. (The)                                      70,200          1,312,740
--------------------------------------------------------------------------------
 Nu Skin Asia Pacific,
 Inc., Cl. A                                           89,900          1,102,174
--------------------------------------------------------------------------------
 Playtex Products, Inc. 1                              67,000            554,090
--------------------------------------------------------------------------------
 Procter & Gamble
 Corp. (The)                                           35,000          2,994,950
--------------------------------------------------------------------------------
 WD-40 Co.                                             35,100            901,719
                                                                    ------------
                                                                      10,462,560

--------------------------------------------------------------------------------
 Personal Products--0.3%
 Avon Products, Inc.                                   33,100          1,655,000
--------------------------------------------------------------------------------
 Del Laboratories, Inc.                                16,075            307,836
--------------------------------------------------------------------------------
 Elizabeth Arden, Inc. 1                               13,400            162,931
                                                                    ------------
                                                                       2,125,767

--------------------------------------------------------------------------------
 Tobacco--0.3%
 Altria Group, Inc.                                    20,000            757,400
--------------------------------------------------------------------------------
 DIMON, Inc.                                            5,400             39,420
--------------------------------------------------------------------------------
 Schweitzer-Mauduit
 International, Inc.                                   27,000            657,990



13  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Tobacco Continued
 Standard Commercial
 Corp                                                   38,400      $    640,512
--------------------------------------------------------------------------------
 Vector Group Ltd.                                       6,300            81,333
                                                                    ------------
                                                                       2,176,655

--------------------------------------------------------------------------------
 Energy--7.1%
--------------------------------------------------------------------------------
 Energy Equipment & Services--1.1%
 Diamond Offshore
 Drilling, Inc.                                         25,000           533,000
--------------------------------------------------------------------------------
 Ensign Resource
 Service Group, Inc.                                    95,000         1,115,859
--------------------------------------------------------------------------------
 Grant Prideco, Inc. 1                                  21,700           231,105
--------------------------------------------------------------------------------
 Grey Wolf, Inc. 1                                      22,400            86,240
--------------------------------------------------------------------------------
 Gulf Island
 Fabrication, Inc. 1                                       400             6,800
--------------------------------------------------------------------------------
 Gulfmark Offshore, Inc. 1                              19,100           254,221
--------------------------------------------------------------------------------
 Halliburton Co.                                        75,000         1,407,000
--------------------------------------------------------------------------------
 Helmerich & Payne, Inc.                                28,400           709,716
--------------------------------------------------------------------------------
 Hydril Co. 1                                            1,900            45,617
--------------------------------------------------------------------------------
 Noble Corp. 1                                          30,000         1,028,400
--------------------------------------------------------------------------------
 Oceaneering
 International, Inc. 1                                  25,700           594,955
--------------------------------------------------------------------------------
 Offshore Logistics, Inc. 1                              1,800            36,414
--------------------------------------------------------------------------------
 Petroleum
 Helicopters, Inc. 1                                       200             5,976
--------------------------------------------------------------------------------
 Trican Well Service Ltd. 1                             17,000           214,221
--------------------------------------------------------------------------------
 Trican Well Service Ltd. 1                             60,000           756,072
--------------------------------------------------------------------------------
 Trico Marine
 Services, Inc. 1                                        4,100            10,168
--------------------------------------------------------------------------------
 Unit Corp. 1                                            7,100           126,806
--------------------------------------------------------------------------------
 Willbros Group, Inc. 1                                 54,600           400,764
                                                                    ------------
                                                                       7,563,334

--------------------------------------------------------------------------------
 Oil & Gas--6.0%
 Amerada Hess Corp.                                     21,000           991,200
--------------------------------------------------------------------------------
 Apache Corp.                                           44,300         2,764,763
--------------------------------------------------------------------------------
 Baytex Energy Ltd. 1                                   97,500           563,381
--------------------------------------------------------------------------------
 BlackRock
 Ventures, Inc. 1                                      210,000           342,779
--------------------------------------------------------------------------------
 Brown (Tom), Inc. 1                                    49,000         1,224,020
--------------------------------------------------------------------------------
 Burlington
 Resources, Inc.                                        25,000         1,102,500
--------------------------------------------------------------------------------
 Callon Petroleum Co. 1                                 36,600           143,106
--------------------------------------------------------------------------------
 Canadian 88 Energy
 Corp. 1,2                                             361,200           551,846




                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Oil & Gas Continued
 Canadian 88 Energy
 Corp. 1                                               213,800      $    326,647
--------------------------------------------------------------------------------
 Chesapeake Energy
 Corp                                                  200,000         1,620,000
--------------------------------------------------------------------------------
 Cimarex Energy Co. 1                                   52,493           980,569
--------------------------------------------------------------------------------
 Clear Energy, Inc. 1                                   63,467           125,144
--------------------------------------------------------------------------------
 Compton Petroleum
 Corp. 1                                               175,300           550,531
--------------------------------------------------------------------------------
 Devon Energy Corp.                                     35,000         1,585,500
--------------------------------------------------------------------------------
 Eastern American
 Natural Gas Trust                                         400             7,600
--------------------------------------------------------------------------------
 Enbridge Energy
 Management LLC                                         25,635           954,391
--------------------------------------------------------------------------------
 Encore Acquisition Co. 1                                  600            11,022
--------------------------------------------------------------------------------
 EnergySouth, Inc.                                         200             5,242
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                      80,000         2,732,000
--------------------------------------------------------------------------------
 Forest Oil Corp. 1                                     31,000           744,000
--------------------------------------------------------------------------------
 Frontier Oil Corp.                                    100,000         1,480,000
--------------------------------------------------------------------------------
 Holly Corp.                                            41,500           865,275
--------------------------------------------------------------------------------
 Houston
 Exploration Co. 1                                       2,900            85,985
--------------------------------------------------------------------------------
 Impact Energy, Inc. 1                                 294,800           356,085
--------------------------------------------------------------------------------
 Kerr-McGee Corp.                                       35,000         1,461,950
--------------------------------------------------------------------------------
 Magnum Hunter
 Resources, Inc. 1                                       6,900            37,467
--------------------------------------------------------------------------------
 Marathon Oil Corp.                                     62,400         1,304,160
--------------------------------------------------------------------------------
 Murphy Oil Corp.                                       35,720         1,507,384
--------------------------------------------------------------------------------
 Occidental
 Petroleum Corp.                                       102,300         2,988,183
--------------------------------------------------------------------------------
 Ocean Energy, Inc. 1                                   90,000         1,685,700
--------------------------------------------------------------------------------
 OMI Corp. 1                                            19,400            87,882
--------------------------------------------------------------------------------
 Paramount
 Resources Ltd. 1                                      160,000         1,734,134
--------------------------------------------------------------------------------
 Patina Oil & Gas Corp.                                  6,300           203,175
--------------------------------------------------------------------------------
 Peyto Exploration
 & Development Corp. 1                                 216,700         1,796,873
--------------------------------------------------------------------------------
 Plains Resources, Inc. 1                                2,700            31,806
--------------------------------------------------------------------------------
 Pogo Producing Co.                                     40,000         1,420,000
--------------------------------------------------------------------------------
 Premcor, Inc. 1                                        72,200         1,512,590
--------------------------------------------------------------------------------
 Purcell Energy Ltd. 1                                 391,600           767,041
--------------------------------------------------------------------------------
 Quicksilver
 Resources, Inc. 1                                      20,000           405,000
--------------------------------------------------------------------------------
 Resource America,
 Inc., Cl. A                                               200             1,756



14  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Oil & Gas Continued
 Rio Alto Resources
 International, Inc. 1                                331,300       $    151,417
--------------------------------------------------------------------------------
 Stelmar Shipping Ltd. 1                                2,700             42,660
--------------------------------------------------------------------------------
 Stone Energy Corp. 1                                   2,800             95,228
--------------------------------------------------------------------------------
 Upton Resources, Inc. 1                              220,000            591,799
--------------------------------------------------------------------------------
 Vermilion Energy Trust 1                             190,400          1,479,342
--------------------------------------------------------------------------------
 Western Gas
 Resources, Inc.                                       15,200            520,144
                                                                    ------------
                                                                      39,939,277

--------------------------------------------------------------------------------
 Financials--19.6%
--------------------------------------------------------------------------------
 Banks--11.5%
 Allegiant Bancorp, Inc.                                  400              6,992
--------------------------------------------------------------------------------
 American Financial
 Holdings, Inc.                                        10,300            310,442
--------------------------------------------------------------------------------
 AmSouth Bancorp                                       70,900          1,452,741
--------------------------------------------------------------------------------
 Arrow Financial Corp.                                 11,662            341,580
--------------------------------------------------------------------------------
 Astoria Financial Corp.                               23,700            615,015
--------------------------------------------------------------------------------
 Banc Corp. (The)                                         500              3,780
--------------------------------------------------------------------------------
 Bank Mutual Corp.                                     16,800            394,447
--------------------------------------------------------------------------------
 Bank of America Corp.                                 87,000          6,094,350
--------------------------------------------------------------------------------
 Bank One Corp.                                       125,000          4,563,750
--------------------------------------------------------------------------------
 BankUnited Financial
 Corp., Cl. A 1                                        50,000            790,000
--------------------------------------------------------------------------------
 Bay State Bancorp, Inc.                                  500             12,725
--------------------------------------------------------------------------------
 Bay View Capital Corp. 1                              49,800            278,382
--------------------------------------------------------------------------------
 BB&T Corp.                                            60,000          2,013,600
--------------------------------------------------------------------------------
 Bryn Mawr Bank Corp.                                     200              7,000
--------------------------------------------------------------------------------
 California First National
 Bancorp                                                1,700             19,108
--------------------------------------------------------------------------------
 Camden National Corp.                                  1,700             39,270
--------------------------------------------------------------------------------
 Capital City Bank
 Group, Inc.                                            2,000             75,898
--------------------------------------------------------------------------------
 Cascade Bancorp                                        9,200            135,792
--------------------------------------------------------------------------------
 Cathay Bancorp, Inc.                                   4,000            150,436
--------------------------------------------------------------------------------
 CB Bancshares, Inc.                                    1,300             53,572
--------------------------------------------------------------------------------
 Century Bancorp,
 Inc., Cl. A                                              200              5,480
--------------------------------------------------------------------------------
 Citizens & Northern
 Corp                                                     200              6,300
--------------------------------------------------------------------------------
 Citizens First
 Bancorp, Inc.                                          6,900            137,793
--------------------------------------------------------------------------------
 City Holding Co.                                      11,500            315,110
--------------------------------------------------------------------------------
 Coastal Financial Corp.                                1,700             23,120




                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Banks Continued
 Comerica, Inc.                                        25,000       $  1,012,500
--------------------------------------------------------------------------------
 Commercial Federal
 Corp                                                   8,600            200,810
--------------------------------------------------------------------------------
 Community First
 Bankshares, Inc.                                      25,500            640,305
--------------------------------------------------------------------------------
 Community Trust
 Bancorp, Inc.                                          2,800             71,372
--------------------------------------------------------------------------------
 Connecticut
 Bancshares, Inc.                                       6,900            275,310
--------------------------------------------------------------------------------
 CVB Financial Corp.                                    9,687            196,346
--------------------------------------------------------------------------------
 Dime Community
 Bancshares, Inc.                                      62,800          1,239,044
--------------------------------------------------------------------------------
 East West Bancorp, Inc.                               26,400            922,944
--------------------------------------------------------------------------------
 Fidelity Bankshares, Inc.                             21,849            426,055
--------------------------------------------------------------------------------
 First BanCorp,
 Puerto Rico                                            2,700             66,825
--------------------------------------------------------------------------------
 First Bell Bancorp, Inc.                                 200              4,348
--------------------------------------------------------------------------------
 First Citizens
 BancShares, Inc., Cl. A                                1,100            100,100
--------------------------------------------------------------------------------
 First Commonwealth
 Financial Corp.                                        4,900             60,074
--------------------------------------------------------------------------------
 First Community
 Bancshares, Inc.                                      18,700            544,937
--------------------------------------------------------------------------------
 First Essex Bancorp, Inc.                             18,600            616,962
--------------------------------------------------------------------------------
 First Federal Capital
 Corp                                                  40,100            811,223
--------------------------------------------------------------------------------
 First Financial
 Holdings, Inc.                                        21,500            543,735
--------------------------------------------------------------------------------
 First Midwest
 Bancorp, Inc.                                         11,825            311,707
--------------------------------------------------------------------------------
 First National Corp.                                     200              4,590
--------------------------------------------------------------------------------
 First of Long Island
 Corp. (The)                                              200              7,200
--------------------------------------------------------------------------------
 First Sentinel
 Bancorp, Inc.                                         10,400            149,240
--------------------------------------------------------------------------------
 First South Bancorp, Inc.                                500             17,740
--------------------------------------------------------------------------------
 Firstbank Corp.                                          200              5,388
--------------------------------------------------------------------------------
 Flagstar Bancorp, Inc.                                60,950          1,406,726
--------------------------------------------------------------------------------
 Flushing Financial Corp.                              41,200            693,355
--------------------------------------------------------------------------------
 FNB Corp.                                                500             11,865
--------------------------------------------------------------------------------
 Franklin Financial Corp.                                 500             10,480
--------------------------------------------------------------------------------
 Frontier Financial Corp.                               3,600             92,016
--------------------------------------------------------------------------------
 Glacier Bancorp, Inc.                                  3,200             77,405
--------------------------------------------------------------------------------
 Gold Banc Corp., Inc.                                  1,400             14,560



15  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Banks Continued
 Golden West Financial
 Corp                                                  47,800       $  3,514,734
--------------------------------------------------------------------------------
 Granite State
 Bankshares, Inc.                                       6,600            290,466
--------------------------------------------------------------------------------
 Great Southern
 Bancorp, Inc.                                          6,200            241,676
--------------------------------------------------------------------------------
 Greene County
 Bancshares, Inc.                                         200              4,300
--------------------------------------------------------------------------------
 Greenpoint Financial
 Corp                                                  35,900          1,547,649
--------------------------------------------------------------------------------
 Hanmi Financial Corp.                                 11,900            203,133
--------------------------------------------------------------------------------
 Harbor Florida
 Bancshares, Inc.                                      62,400          1,465,776
--------------------------------------------------------------------------------
 Harleysville National
 Corp                                                     400             10,232
--------------------------------------------------------------------------------
 Hawthorne Financial
 Corp. 1                                               18,000            530,100
--------------------------------------------------------------------------------
 Hibernia Corp., Cl. A                                 31,600            589,340
--------------------------------------------------------------------------------
 Home Federal Bancorp                                     200              4,658
--------------------------------------------------------------------------------
 Hudson United
 Bancorp                                               30,800            967,120
--------------------------------------------------------------------------------
 Hudson Valley
 Holding Corp.                                            200             10,600
--------------------------------------------------------------------------------
 Humboldt Bancorp                                         200              2,160
--------------------------------------------------------------------------------
 Huntington
 Bancshares, Inc.                                      33,300            631,701
--------------------------------------------------------------------------------
 IBERIABANK Corp.                                       4,500            179,955
--------------------------------------------------------------------------------
 Independence
 Community Bank Corp.                                  39,000          1,015,560
--------------------------------------------------------------------------------
 Independent Bank
 Corp.-Michigan                                        32,085            669,614
--------------------------------------------------------------------------------
 International
 Bancshares Corp.                                       9,100            343,716
--------------------------------------------------------------------------------
 ITLA Capital Corp. 1                                   3,400            106,182
--------------------------------------------------------------------------------
 KeyCorp                                              120,500          2,898,025
--------------------------------------------------------------------------------
 LNB Bancorp, Inc.                                        200              5,770
--------------------------------------------------------------------------------
 Local Financial Corp. 1                               39,300            594,216
--------------------------------------------------------------------------------
 Macatawa Bank Corp.                                      300              6,402
--------------------------------------------------------------------------------
 MAF Bancorp, Inc.                                     37,400          1,307,130
--------------------------------------------------------------------------------
 Main Street Banks, Inc.                                2,300             45,540
--------------------------------------------------------------------------------
 MB Financial, Inc.                                     2,100             73,710
--------------------------------------------------------------------------------
 Mellon Financial Corp.                               100,000          2,287,000
--------------------------------------------------------------------------------
 Midwest Banc
 Holdings, Inc.                                        22,850            468,425




                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Banks Continued
 MutualFirst Financial, Inc.                              200       $      4,202
--------------------------------------------------------------------------------
 Nara Bancorp, Inc.                                       200              4,434
--------------------------------------------------------------------------------
 NASB Financial, Inc.                                     500             11,255
--------------------------------------------------------------------------------
 North Fork
 Bancorporation, Inc.                                  44,400          1,439,892
--------------------------------------------------------------------------------
 Northern Empire
 Bancshares                                               200              5,450
--------------------------------------------------------------------------------
 Oak Hill Financial, Inc.                                 200              4,876
--------------------------------------------------------------------------------
 OceanFirst Financial
 Corp                                                  22,700            509,842
--------------------------------------------------------------------------------
 Old National Bancorp                                   8,610            196,308
--------------------------------------------------------------------------------
 Old Second
 Bancorp, Inc.                                          3,633            136,746
--------------------------------------------------------------------------------
 Oriental Financial
 Group, Inc.                                            1,200             26,016
--------------------------------------------------------------------------------
 Pacific Capital Bancorp                               21,266            599,914
--------------------------------------------------------------------------------
 Pacific Northwest
 Bancorp                                                8,300            220,282
--------------------------------------------------------------------------------
 Parkvale Financial Corp.                                 200              4,430
--------------------------------------------------------------------------------
 Peapack-Gladstone
 Financial Corp.                                        1,200             34,812
--------------------------------------------------------------------------------
 PennFed Financial
 Services, Inc.                                         6,500            174,200
--------------------------------------------------------------------------------
 PennRock Financial
 Services Corp.                                         1,300             31,590
--------------------------------------------------------------------------------
 PFF Bancorp, Inc.                                     12,300            401,595
--------------------------------------------------------------------------------
 Port Financial Corp.                                  12,800            598,400
--------------------------------------------------------------------------------
 Prosperity
 Bancshares, Inc.                                      16,600            315,234
--------------------------------------------------------------------------------
 Provident Financial
 Holdings, Inc.                                           200              5,572
--------------------------------------------------------------------------------
 Quaker City
 Bancorp, Inc. 1                                       13,050            454,140
--------------------------------------------------------------------------------
 R&G Financial Corp.,
 Cl. B                                                 30,400            671,536
--------------------------------------------------------------------------------
 Republic Bancorp, Inc.                                25,780            319,156
--------------------------------------------------------------------------------
 Republic Bancorp, Inc.,
 Cl. A                                                 19,000            218,310
--------------------------------------------------------------------------------
 Republic Bancshares,
 Inc. 1                                                   700             13,328
--------------------------------------------------------------------------------
 Riggs National Corp.                                   1,000             14,580
--------------------------------------------------------------------------------
 Roslyn Bancorp, Inc.                                  78,800          1,553,148
--------------------------------------------------------------------------------
 S&T Bancorp, Inc.                                      6,400            162,688
--------------------------------------------------------------------------------
 Sandy Spring Bancorp,
 Inc                                                   16,200            539,136



16  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Banks Continued
 Seacoast Banking Corp.
 of Florida                                            29,300       $    575,159
--------------------------------------------------------------------------------
 Second Bancorp, Inc.                                   7,100            174,305
--------------------------------------------------------------------------------
 Shore Bancshares, Inc.                                   200              5,638
--------------------------------------------------------------------------------
 Simmons First
 National Corp.                                           200              7,002
--------------------------------------------------------------------------------
 Sound Federal
 Bancorp, Inc.                                          1,500             16,785
--------------------------------------------------------------------------------
 Southern Financial
 Bancorp, Inc.                                          3,400            113,084
--------------------------------------------------------------------------------
 Southwest Bancorp, Inc.                                3,200             76,576
--------------------------------------------------------------------------------
 Sovereign Bancorp, Inc.                              110,800          1,509,096
--------------------------------------------------------------------------------
 St. Francis Capital Corp.                                600             14,634
--------------------------------------------------------------------------------
 State Bancorp, Inc.                                      500              9,095
--------------------------------------------------------------------------------
 State Financial Services
 Corp.                                                    200              3,674
--------------------------------------------------------------------------------
 Staten Island
 Bancorp, Inc.                                         49,600            911,648
--------------------------------------------------------------------------------
 Sterling Bancorp                                      11,240            299,771
--------------------------------------------------------------------------------
 Sterling Financial Corp.                                 200              4,580
--------------------------------------------------------------------------------
 Sterling Financial Corp.                               3,200             66,400
--------------------------------------------------------------------------------
 Sun Bancorp, Inc.                                        500              9,310
--------------------------------------------------------------------------------
 SunTrust Banks, Inc.                                  36,300          2,056,395
--------------------------------------------------------------------------------
 Superior Financial Corp.                              30,500            568,755
--------------------------------------------------------------------------------
 Troy Financial Corp.                                  13,775            361,594
--------------------------------------------------------------------------------
 Trust Co. of New Jersey
 (The)                                                  1,000             27,060
--------------------------------------------------------------------------------
 U.S. Bancorp                                          55,000          1,160,500
--------------------------------------------------------------------------------
 U.S.B. Holding Co., Inc.                                 300              4,494
--------------------------------------------------------------------------------
 UCBH Holdings, Inc.                                   17,800            763,620
--------------------------------------------------------------------------------
 Union Bankshares Corp.                                   200              5,144
--------------------------------------------------------------------------------
 Union Planters Corp.                                  60,000          1,693,200
--------------------------------------------------------------------------------
 UnionBanCal Corp.                                     41,200          1,722,160
--------------------------------------------------------------------------------
 Univest Corp. of
 Pennsylvania                                             200              8,100
--------------------------------------------------------------------------------
 Unizan Financial Corp.                                 3,500             70,525
--------------------------------------------------------------------------------
 Wachovia Corp.                                       125,000          4,496,250
--------------------------------------------------------------------------------
 Waypoint Financial
 Corp.                                                  1,000             17,950
--------------------------------------------------------------------------------
 Webster Financial Corp.                               17,300            630,239
--------------------------------------------------------------------------------
 Wells Fargo Co.                                       30,000          1,421,100
--------------------------------------------------------------------------------
 WesBanco, Inc.                                         5,000            114,300
--------------------------------------------------------------------------------
 Westamerica Bancorp                                    1,100             44,902




                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Banks Continued
 Westcorp                                               6,700       $    130,114
--------------------------------------------------------------------------------
 Western Sierra Bancorp                                   200              5,594
--------------------------------------------------------------------------------
 Willow Grove
 Bancorp, Inc.                                         21,300            297,774
--------------------------------------------------------------------------------
 WSFS Financial Corp.                                  17,400            568,980
--------------------------------------------------------------------------------
 Yardville National
 Bancorp                                                  500              8,280
                                                                    ------------
                                                                      77,041,594

--------------------------------------------------------------------------------
 Diversified Financials--2.8%
 American Home
 Mortgage Holdings, Inc.                                8,100             85,860
--------------------------------------------------------------------------------
 ANFI, Inc.                                            18,450            278,595
--------------------------------------------------------------------------------
 Bear Stearns Cos., Inc.
 (The)                                                 23,900          1,482,995
--------------------------------------------------------------------------------
 Cash America
 International, Inc.                                   97,500            945,750
--------------------------------------------------------------------------------
 Citigroup, Inc.                                       80,000          2,750,400
--------------------------------------------------------------------------------
 Countrywide
 Financial Corp.                                       34,500          1,903,020
--------------------------------------------------------------------------------
 Credit Acceptance
 Corp. 1                                               74,200            423,682
--------------------------------------------------------------------------------
 Dominion Resources
 Black Warrior Trust                                    4,400            102,696
--------------------------------------------------------------------------------
 Doral Financial Corp.                                 43,550          1,299,968
--------------------------------------------------------------------------------
 Financial Federal Corp. 1                              3,000             80,250
--------------------------------------------------------------------------------
 Friedman, Billings,
 Ramsey Group, Inc. 1                                  75,400            636,376
--------------------------------------------------------------------------------
 iDine Rewards
 Network, Inc. 1                                       30,200            302,906
--------------------------------------------------------------------------------
 Janus Capital
 Group, Inc.                                           81,600          1,035,504
--------------------------------------------------------------------------------
 Leucadia National Corp.                               11,800            412,882
--------------------------------------------------------------------------------
 New Century
 Financial Corp.                                       49,400          1,408,888
--------------------------------------------------------------------------------
 Principal Financial
 Group, Inc. (The)                                     96,300          2,754,180
--------------------------------------------------------------------------------
 SLM Corp.                                             17,700          1,880,271
--------------------------------------------------------------------------------
 SoundView Technology
 Group, Inc. 1                                         13,700             19,591
--------------------------------------------------------------------------------
 Student Loan Corp.
 (The)                                                  7,000            670,460
--------------------------------------------------------------------------------
 United PanAm Financial
 Corp. 1                                                  200              1,416
--------------------------------------------------------------------------------
 WFS Financial, Inc. 1                                    800             14,480



17  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Diversified Financials Continued
 World Acceptance Corp. 1                               14,300      $    121,979
                                                                    ------------
                                                                      18,612,149

--------------------------------------------------------------------------------
 Insurance--5.2%
 21st Century Insurance
 Group                                                   5,400            65,664
--------------------------------------------------------------------------------
 ACE Ltd.                                               59,600         1,755,220
--------------------------------------------------------------------------------
 AFLAC, Inc.                                            60,000         1,943,400
--------------------------------------------------------------------------------
 Alfa Corp.                                             13,500           161,595
--------------------------------------------------------------------------------
 Allstate Corp.                                         98,800         3,476,772
--------------------------------------------------------------------------------
 AMBAC Financial
 Group, Inc.                                            27,600         1,478,532
--------------------------------------------------------------------------------
 American Financial
 Group, Inc.                                            50,000         1,071,500
--------------------------------------------------------------------------------
 American Medical
 Security Group, Inc. 1                                 38,450           532,148
--------------------------------------------------------------------------------
 AmerUs Group Co.                                       19,400           533,888
--------------------------------------------------------------------------------
 Argonaut Group, Inc.                                    2,800            44,240
--------------------------------------------------------------------------------
 Baldwin & Lyons, Inc.,
 Cl. B, Non-Vtg                                            200             4,818
--------------------------------------------------------------------------------
 Chubb Corp.                                            36,100         1,939,292
--------------------------------------------------------------------------------
 Citizens, Inc.                                            700             4,830
--------------------------------------------------------------------------------
 CNA Financial Corp. 1                                  50,000         1,215,000
--------------------------------------------------------------------------------
 CNA Surety Corp.                                        2,100            15,120
--------------------------------------------------------------------------------
 Crawford & Co., Cl A,
 Non-Vtg                                                   200               950
--------------------------------------------------------------------------------
 Delphi Financial Group,
 Inc., Cl. A                                             2,000            74,500
--------------------------------------------------------------------------------
 EMC Insurance Group,
 Inc                                                       600            10,087
--------------------------------------------------------------------------------
 Enstar Group, Inc.
 (The) 1                                                   200             6,944
--------------------------------------------------------------------------------
 FBL Financial Group,
 Inc., Cl. A                                               700            13,713
--------------------------------------------------------------------------------
 Fidelity National
 Financial, Inc.                                        51,545         1,738,097
--------------------------------------------------------------------------------
 Fremont General Corp.                                  60,900           286,839
--------------------------------------------------------------------------------
 Harleysville Group, Inc.                                  500            12,675
--------------------------------------------------------------------------------
 Hub International Ltd.                                  4,200            61,950
--------------------------------------------------------------------------------
 Independence
 Holding Co.                                               700            13,720
--------------------------------------------------------------------------------
 Jefferson-Pilot Corp.                                  17,300           666,050
--------------------------------------------------------------------------------
 John Hancock
 Financial Services, Inc.                               38,400         1,048,704




                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Insurance Continued
 LandAmerica Financial
 Group, Inc.                                             6,100      $    237,595
--------------------------------------------------------------------------------
 Loews Corp.                                            40,600         1,787,212
--------------------------------------------------------------------------------
 MBIA, Inc.                                             40,000         1,639,200
--------------------------------------------------------------------------------
 National Western
 Life Insurance Co., Cl. A 1                               800            80,128
--------------------------------------------------------------------------------
 Nationwide Financial
 Services, Inc., Cl. A                                  32,400           892,620
--------------------------------------------------------------------------------
 Navigators Group,
 Inc. (The) 1                                              400            10,160
--------------------------------------------------------------------------------
 Odyssey Re Holdings
 Corp                                                   40,900           696,527
--------------------------------------------------------------------------------
 Old Republic
 International Corp.                                    30,800           835,912
--------------------------------------------------------------------------------
 Partnerre Holdings Ltd.                                 9,400           474,700
--------------------------------------------------------------------------------
 Penn-America Group,
 Inc                                                     2,600            27,014
--------------------------------------------------------------------------------
 Pico Holdings, Inc. 1                                   3,000            37,500
--------------------------------------------------------------------------------
 Progressive Corp.                                      59,600         2,881,064
--------------------------------------------------------------------------------
 Radian Group, Inc.                                     28,268         1,043,089
--------------------------------------------------------------------------------
 Reinsurance Group
 of America, Inc.                                       18,400           528,632
--------------------------------------------------------------------------------
 RenaissanceRe
 Holdings Ltd.                                          35,400         1,390,158
--------------------------------------------------------------------------------
 RLI Corp.                                              22,700           626,974
--------------------------------------------------------------------------------
 Safeco Corp.                                           35,400         1,269,090
--------------------------------------------------------------------------------
 St. Paul Cos., Inc.                                    50,000         1,632,000
--------------------------------------------------------------------------------
 Stewart Information
 Services Corp. 1                                        6,000           132,120
--------------------------------------------------------------------------------
 Triad Guaranty, Inc. 1                                 19,800           692,208
--------------------------------------------------------------------------------
 United Fire &
 Casualty Co.                                              400            12,132
--------------------------------------------------------------------------------
 Zenith National
 Insurance Corp.                                         2,200            46,420
                                                                    ------------
                                                                      35,148,703

--------------------------------------------------------------------------------
 Real Estate--0.1%
 FBR Asset Investment
 Corp                                                   11,600           361,340
--------------------------------------------------------------------------------
 Stratus Properties, Inc. 1                              7,500            81,075
--------------------------------------------------------------------------------
 Tejon Ranch Co. 1                                         400            10,060
--------------------------------------------------------------------------------
 United Capital Corp. 1                                    200             6,898
                                                                    ------------
                                                                         459,373

18  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Health Care--11.7%
--------------------------------------------------------------------------------
 Biotechnology--1.2%
 Antigenics, Inc. 1                                    60,700       $    579,078
--------------------------------------------------------------------------------
 Applera Corp./Celera
 Genomics Group 1                                      56,800            527,104
--------------------------------------------------------------------------------
 Ariad Pharmaceuticals,
 Inc. 1                                                 9,600             22,944
--------------------------------------------------------------------------------
 ArQule, Inc. 1                                         4,900             15,097
--------------------------------------------------------------------------------
 Bentley
 Pharmaceuticals, Inc. 1                                6,400             57,920
--------------------------------------------------------------------------------
 BioReliance Corp. 1                                   29,600            663,632
--------------------------------------------------------------------------------
 Caliper Technologies
 Corp. 1                                                5,300             15,476
--------------------------------------------------------------------------------
 Charles River
 Laboratories
 International, Inc. 1                                 12,100            360,338
--------------------------------------------------------------------------------
 CuraGen Corp. 1                                       46,800            190,944
--------------------------------------------------------------------------------
 Diversa Corp. 1                                        4,600             38,180
--------------------------------------------------------------------------------
 Embrex, Inc. 1                                        11,900            123,034
--------------------------------------------------------------------------------
 Enzo Biochem, Inc. 1                                  17,100            222,471
--------------------------------------------------------------------------------
 Exelixis, Inc. 1                                       6,300             40,698
--------------------------------------------------------------------------------
 Gen-Probe, Inc. 1                                     26,500            715,235
--------------------------------------------------------------------------------
 Genta, Inc. 1                                         80,400            591,825
--------------------------------------------------------------------------------
 Genzyme Corp./
 Genzyme Biosurgery
 Division 1                                             3,500              7,070
--------------------------------------------------------------------------------
 Gilead Sciences, Inc. 1                               42,900          1,497,210
--------------------------------------------------------------------------------
 Incyte
 Pharmaceuticals, Inc. 1                               10,300             44,908
--------------------------------------------------------------------------------
 Luminex Corp. 1                                       17,200             78,260
--------------------------------------------------------------------------------
 Medicines Co. (The) 1                                  6,600            108,372
--------------------------------------------------------------------------------
 Myriad Genetics, Inc. 1                               42,800            544,416
--------------------------------------------------------------------------------
 Neose Technologies,
 Inc. 1                                                 8,900             71,912
--------------------------------------------------------------------------------
 Protein Design Labs,
 Inc. 1                                                26,700            226,416
--------------------------------------------------------------------------------
 SangStat Medical Corp. 1                              13,900            148,869
--------------------------------------------------------------------------------
 Sepracor, Inc. 1                                     111,500          1,256,605
--------------------------------------------------------------------------------
 Tanox, Inc. 1                                         11,700             98,982
--------------------------------------------------------------------------------
 Tularik, Inc. 1                                       35,900            147,190
                                                                    ------------
                                                                       8,394,186





                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--2.0%
 ABIOMED, Inc. 1                                       18,800       $     94,000
--------------------------------------------------------------------------------
 Advanced Medical
 Optics, Inc. 1                                        82,788          1,033,194
--------------------------------------------------------------------------------
 Alaris Medical, Inc. 1                                33,500            234,500
--------------------------------------------------------------------------------
 Becton, Dickinson
 & Co.                                                 62,000          2,033,600
--------------------------------------------------------------------------------
 Bio-Rad Laboratories,
 Inc., Cl. A 1                                         19,100            676,140
--------------------------------------------------------------------------------
 Biosite, Inc. 1                                       31,000          1,108,278
--------------------------------------------------------------------------------
 Cardiac Science, Inc. 1                               13,200             36,960
--------------------------------------------------------------------------------
 CardioDynamics
 International Corp. 1                                  4,800             15,312
--------------------------------------------------------------------------------
 Cerus Corp. 1                                          5,800             48,488
--------------------------------------------------------------------------------
 Closure Medical Corp. 1                                1,100             11,275
--------------------------------------------------------------------------------
 Conceptus, Inc. 1                                      7,200             61,200
--------------------------------------------------------------------------------
 Cyberonics, Inc. 1                                     6,900            115,989
--------------------------------------------------------------------------------
 Exactech, Inc. 1                                         300              7,458
--------------------------------------------------------------------------------
 Guidant Corp. 1                                       25,000            840,500
--------------------------------------------------------------------------------
 HealthTronics Surgical
 Services, Inc. 1                                      51,200            410,624
--------------------------------------------------------------------------------
 Illumina, Inc. 1                                       2,200              6,600
--------------------------------------------------------------------------------
 Immucor, Inc. 1                                       50,000            935,500
--------------------------------------------------------------------------------
 Inamed Corp. 1                                         3,800            112,404
--------------------------------------------------------------------------------
 Intuitive Surgical, Inc. 1                            24,000            153,840
--------------------------------------------------------------------------------
 Kyphon, Inc. 1                                        10,800            102,600
--------------------------------------------------------------------------------
 Lifecore Biomedical,
 Inc. 1                                                 1,500             12,150
--------------------------------------------------------------------------------
 Lifeline Systems, Inc. 1                               5,000            105,750
--------------------------------------------------------------------------------
 Medical Action
 Industries, Inc. 1                                     7,400             78,810
--------------------------------------------------------------------------------
 Mentor Corp.                                          31,800            563,814
--------------------------------------------------------------------------------
 Merit Medical
 Systems, Inc. 1                                       54,125            946,646
--------------------------------------------------------------------------------
 Mine Safety
 Applicances Co.                                        3,100            101,525
--------------------------------------------------------------------------------
 Ocular Sciences, Inc. 1                               13,400            178,220
--------------------------------------------------------------------------------
 OrthoLogic Corp. 1                                    59,400            222,750
--------------------------------------------------------------------------------
 Osteotech, Inc. 1                                     11,000             75,020
--------------------------------------------------------------------------------
 PolyMedica Corp.                                      16,800            494,256
--------------------------------------------------------------------------------
 Possis Medical, Inc. 1                                43,600            855,868
--------------------------------------------------------------------------------
 Q-Med, Inc. 1                                            800              4,528
--------------------------------------------------------------------------------
 Radiologix, Inc. 1                                    33,400             75,818
--------------------------------------------------------------------------------
 SurModics, Inc. 1                                      7,800            234,000



19  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Health Care Equipment & Supplies Continued
 Sybron Dental
 Specialties, Inc. 1                                     8,300       $   136,037
--------------------------------------------------------------------------------
 Theragenics Corp. 1                                    10,400            41,808
--------------------------------------------------------------------------------
 Vasomedical, Inc. 1                                     8,600             6,622
--------------------------------------------------------------------------------
 Viasys Healthcare, Inc. 1                               2,600            38,870
--------------------------------------------------------------------------------
 Young Innovations, Inc. 1                              40,600           948,010
                                                                    ------------
                                                                      13,158,964

--------------------------------------------------------------------------------
 Health Care Providers & Services--5.1%
 Aetna, Inc.                                            45,000         1,957,050
--------------------------------------------------------------------------------
 Alliance Imaging, Inc. 1                                1,200             5,988
--------------------------------------------------------------------------------
 AMERIGROUP Corp. 1                                     13,200           368,280
--------------------------------------------------------------------------------
 AMN Healthcare
 Services, Inc. 1                                       28,200           459,660
--------------------------------------------------------------------------------
 AmSurg Corp. 1                                         51,100         1,191,652
--------------------------------------------------------------------------------
 Apria Healthcare
 Group, Inc. 1                                          60,400         1,392,220
--------------------------------------------------------------------------------
 Centene Corp. 1                                         4,400           124,080
--------------------------------------------------------------------------------
 Cigna Corp.                                            35,000         1,528,450
--------------------------------------------------------------------------------
 Cobalt Corp. 1                                          5,900            74,871
--------------------------------------------------------------------------------
 CorVel Corp. 1                                         16,800           561,288
--------------------------------------------------------------------------------
 Covance, Inc. 1                                        66,500         1,794,170
--------------------------------------------------------------------------------
 Curative Health
 Services, Inc. 1                                       14,400           276,494
--------------------------------------------------------------------------------
 DaVita, Inc. 1                                         42,900         1,033,890
--------------------------------------------------------------------------------
 Dynacq International,
 Inc                                                     4,400            62,084
--------------------------------------------------------------------------------
 eResearch Technology,
 Inc. 1                                                 27,200           491,776
--------------------------------------------------------------------------------
 Genesis Health
 Ventures, Inc. 1                                       28,600           450,450
--------------------------------------------------------------------------------
 Hanger Orthopedic
 Group, Inc. 1                                          71,300           994,635
--------------------------------------------------------------------------------
 HCA, Inc.                                              54,700         2,337,878
--------------------------------------------------------------------------------
 Health Net, Inc. 1                                      7,100           191,274
--------------------------------------------------------------------------------
 IDX Systems Corp. 1                                    31,700           485,961
--------------------------------------------------------------------------------
 IMS Health, Inc.                                      105,900         1,784,415
--------------------------------------------------------------------------------
 LabOne, Inc. 1                                         24,400           446,520
--------------------------------------------------------------------------------
 Magellan Health
 Services, Inc. 1                                          200                10
--------------------------------------------------------------------------------
 McKesson Corp.                                         65,000         1,847,950
--------------------------------------------------------------------------------
 Mid Atlantic Medical
 Services, Inc. 1                                        6,900           237,498



                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Health Care Providers & Services Continued
 National HealthCare
 Corp. 1                                                   900      $     15,822
--------------------------------------------------------------------------------
 Option Care, Inc. 1                                     4,325            35,595
--------------------------------------------------------------------------------
 Oxford Health
 Plans, Inc. 1                                          40,000         1,409,200
--------------------------------------------------------------------------------
 PacifiCare Health
 Systems, Inc. 1                                        10,400           296,712
--------------------------------------------------------------------------------
 Pediatrix Medical
 Group, Inc. 1                                          34,100         1,253,175
--------------------------------------------------------------------------------
 Per-Se Technologies,
 Inc. 1                                                 51,300           414,504
--------------------------------------------------------------------------------
 PSS World Medical, Inc. 1                              84,000           566,160
--------------------------------------------------------------------------------
 Select Medical Corp. 1                                 53,800           815,070
--------------------------------------------------------------------------------
 Sierra Health Services,
 Inc. 1                                                 67,900         1,001,525
--------------------------------------------------------------------------------
 Stewart Enterprises,
 Inc. 1                                                  3,900            20,631
--------------------------------------------------------------------------------
 Sunrise Assisted Living,
 Inc. 1                                                 21,800           490,500
--------------------------------------------------------------------------------
 Tenet Healthcare Corp. 1                               85,000         1,529,150
--------------------------------------------------------------------------------
 U.S. Physical Therapy,
 Inc. 1                                                 45,200           561,836
--------------------------------------------------------------------------------
 Universal Health
 Services, Inc., Cl. B 1                                12,000           558,960
--------------------------------------------------------------------------------
 US Oncology, Inc. 1                                   120,700           896,801
--------------------------------------------------------------------------------
 VitalWorks, Inc. 1                                    123,900           480,732
--------------------------------------------------------------------------------
 WellChoice, Inc. 1                                     25,900           609,945
--------------------------------------------------------------------------------
 WellPoint Health
 Networks, Inc. 1                                       40,400         2,936,272
                                                                    ------------
                                                                      33,991,134

--------------------------------------------------------------------------------
 Pharmaceuticals--3.4%
 aaiPharma, Inc. 1                                      50,500           905,919
--------------------------------------------------------------------------------
 Able Laboratories, Inc. 1                              16,200           185,717
--------------------------------------------------------------------------------
 Connetics Corp. 1                                      11,600           150,684
--------------------------------------------------------------------------------
 Endo Pharmaceuticals
 Holdings, Inc. 1                                       35,100           326,079
--------------------------------------------------------------------------------
 Eon Labs, Inc. 1                                        3,000            71,160
--------------------------------------------------------------------------------
 Guilford
 Pharmaceuticals, Inc. 1                                41,100           122,067
--------------------------------------------------------------------------------
 ICN Pharmaceuticals,
 Inc                                                    32,700           364,932
--------------------------------------------------------------------------------
 Isis Pharmaceuticals,
 Inc. 1                                                 45,400           271,946



20  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Pharmaceuticals Continued
 Kos Pharmaceuticals,
 Inc. 1                                                12,300       $    209,100
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                     25,000          1,384,750
--------------------------------------------------------------------------------
 Noven Pharmaceuticals,
 Inc. 1                                                15,600            120,900
--------------------------------------------------------------------------------
 Nutraceutical
 International Corp. 1                                 14,400            146,448
--------------------------------------------------------------------------------
 Perrigo Co. 1                                         42,900            539,253
--------------------------------------------------------------------------------
 Pharmaceutical
 Resources, Inc. 1                                     30,000            973,200
--------------------------------------------------------------------------------
 Pharmacia Corp.                                      400,000         16,708,000
--------------------------------------------------------------------------------
 Salix Pharmaceuticals
 Ltd. 1                                                11,300             62,376
--------------------------------------------------------------------------------
 SciClone
 Pharmaceuticals, Inc. 1                                  600              2,214
--------------------------------------------------------------------------------
 Seattle Genetics, Inc. 1                                 300                990
--------------------------------------------------------------------------------
 Taro Pharmaceutical
 Industries Ltd. 1                                      5,000            175,750
                                                                    ------------
                                                                      22,721,485

--------------------------------------------------------------------------------
 Industrials--12.4%
--------------------------------------------------------------------------------
 Aerospace & Defense--1.3%
 AAR Corp.                                              4,200             19,992
--------------------------------------------------------------------------------
 Allied Defense Group,
 Inc. (The) 1                                           4,800             77,232
--------------------------------------------------------------------------------
 Applied Signal
 Technology, Inc. 1                                       500              5,750
--------------------------------------------------------------------------------
 Aviall, Inc. 1                                        21,900            168,630
--------------------------------------------------------------------------------
 Cubic Corp.                                            5,800            116,696
--------------------------------------------------------------------------------
 Ducommun, Inc. 1                                      41,200            549,608
--------------------------------------------------------------------------------
 ESCO Technologies,
 Inc. 1                                                 1,500             51,900
--------------------------------------------------------------------------------
 Goodrich Corp.                                        58,400          1,004,480
--------------------------------------------------------------------------------
 InVision Technologies,
 Inc. 1                                                37,700            899,145
--------------------------------------------------------------------------------
 Lockheed Martin Corp.                                 45,700          2,332,985
--------------------------------------------------------------------------------
 MTC Technologies, Inc. 1                              12,000            246,000
--------------------------------------------------------------------------------
 Orbital Sciences Corp. 1                              78,600            428,370
--------------------------------------------------------------------------------
 Precision Castparts
 Corp.                                                 23,400            592,722
--------------------------------------------------------------------------------
 Rockwell Collins, Inc.                                35,400            730,302
--------------------------------------------------------------------------------
 Sequa Corp., Cl A 1                                    3,300            118,074
--------------------------------------------------------------------------------
 Veridian Corp. 1                                      34,500            727,950




                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Aerospace & Defense Continued
 World Fuel Services
 Corp.                                                  40,600      $    816,060
                                                                    ------------
                                                                       8,885,896

--------------------------------------------------------------------------------
 Air Freight & Couriers--0.3%
 Airborne, Inc.                                          1,000            15,390
--------------------------------------------------------------------------------
 EGL, Inc. 1                                            18,200           238,238
--------------------------------------------------------------------------------
 FedEx Corp.                                            37,000         1,946,200
                                                                    ------------
                                                                       2,199,828

--------------------------------------------------------------------------------
 Airlines--0.2%
 AMR Corp. 1                                            25,500            73,950
--------------------------------------------------------------------------------
 Atlantic Coast Airlines
 Holdings, Inc. 1                                       33,100           331,000
--------------------------------------------------------------------------------
 Continental Airlines,
 Inc., Cl. B 1                                          20,600           127,720
--------------------------------------------------------------------------------
 Mesa Air Group, Inc. 1                                  6,200            27,156
--------------------------------------------------------------------------------
 Midwest Express
 Holdings, Inc. 1                                        3,900            14,859
--------------------------------------------------------------------------------
 Northwest Airlines
 Corp., Cl. A 1                                         19,300           121,011
--------------------------------------------------------------------------------
 SkyWest, Inc.                                          36,000           414,360
                                                                    ------------
                                                                       1,110,056

--------------------------------------------------------------------------------
 Building Products--1.2%
 Aaon, Inc. 1                                           52,950           857,260
--------------------------------------------------------------------------------
 American Woodmark
 Corp.                                                  21,200           736,700
--------------------------------------------------------------------------------
 Crane Co.                                               8,200           132,184
--------------------------------------------------------------------------------
 Drew Industries, Inc. 1                                 3,000            48,720
--------------------------------------------------------------------------------
 ElkCorp                                                 3,800            66,120
--------------------------------------------------------------------------------
 Griffon Corp. 1                                        54,800           740,896
--------------------------------------------------------------------------------
 Lennox International,
 Inc.                                                   94,200         1,206,702
--------------------------------------------------------------------------------
 Masco Corp.                                           117,800         2,142,782
--------------------------------------------------------------------------------
 Simpson
 Manufacturing Co.,
 Inc. 1                                                  6,600           228,030
--------------------------------------------------------------------------------
 Trex Co., Inc. 1                                       24,500           784,000
--------------------------------------------------------------------------------
 Universal Forest
 Products, Inc.                                         10,700           201,802
--------------------------------------------------------------------------------
 USG Corp. 1                                           120,300           849,318
--------------------------------------------------------------------------------
 Watsco, Inc.                                           13,600           212,840
                                                                    ------------
                                                                       8,207,354

21  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Commercial Services & Supplies--4.1%
 Allied Waste
 Industries, Inc. 1                                     40,700      $    398,046
--------------------------------------------------------------------------------
 Arbitron, Inc. 1                                       20,000           646,200
--------------------------------------------------------------------------------
 Banta Corp.                                             1,800            53,946
--------------------------------------------------------------------------------
 Bowne & Co., Inc.                                      93,300         1,018,836
--------------------------------------------------------------------------------
 Bright Horizons Family
 Solutions, Inc. 1                                      39,500         1,054,650
--------------------------------------------------------------------------------
 CCC Information
 Services Group, Inc. 1                                 39,200           822,416
--------------------------------------------------------------------------------
 Century Business
 Services, Inc. 1                                        9,100            23,123
--------------------------------------------------------------------------------
 Chemed Corp.                                            4,600           153,640
--------------------------------------------------------------------------------
 Coinstar, Inc. 1                                       47,400           921,930
--------------------------------------------------------------------------------
 CompX
 International, Inc.                                     1,100             8,459
--------------------------------------------------------------------------------
 Concord EFS, Inc. 1                                    66,900           980,754
--------------------------------------------------------------------------------
 Convergys Corp. 1                                      76,000           969,000
--------------------------------------------------------------------------------
 CPI Corp.                                               2,200            30,778
--------------------------------------------------------------------------------
 CSG Systems
 International, Inc. 1                                  34,100           354,640
--------------------------------------------------------------------------------
 Deluxe Corp.                                           31,500         1,267,560
--------------------------------------------------------------------------------
 DeVry, Inc 1                                            8,800           148,720
--------------------------------------------------------------------------------
 Duratek, Inc. 1                                           200             1,772
--------------------------------------------------------------------------------
 Electro Rent Corp. 1                                      400             4,500
--------------------------------------------------------------------------------
 Ennis Business
 Forms, Inc.                                            37,200           412,920
--------------------------------------------------------------------------------
 G&K Services, Inc., Cl. A                               3,800           124,298
--------------------------------------------------------------------------------
 General Binding Corp. 1                                22,900           206,558
--------------------------------------------------------------------------------
 Global Payments, Inc.                                  34,300           978,579
--------------------------------------------------------------------------------
 H&R Block, Inc.                                        45,000         1,705,050
--------------------------------------------------------------------------------
 Harland (John H.) Co.                                   3,200            70,560
--------------------------------------------------------------------------------
 Headwaters, Inc. 1                                     42,000           600,600
--------------------------------------------------------------------------------
 Healthcare Services
 Group, Inc. 1                                           9,000           117,630
--------------------------------------------------------------------------------
 ICT Group, Inc. 1                                      62,400           743,808
--------------------------------------------------------------------------------
 Imagistics
 International, Inc. 1                                  35,700           685,440
--------------------------------------------------------------------------------
 Information
 Resources, Inc. 1                                       5,400             7,290
--------------------------------------------------------------------------------
 infoUSA, Inc. 1                                        62,800           290,136
--------------------------------------------------------------------------------
 Iron Mountain, Inc. 1                                  35,000         1,109,850



                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Commercial Services & Supplies Continued
 ITT Educational
 Services, Inc. 1                                       57,700      $  1,614,446
--------------------------------------------------------------------------------
 Labor Ready, Inc. 1                                   173,500         1,113,870
--------------------------------------------------------------------------------
 Landauer, Inc.                                          2,800            96,964
--------------------------------------------------------------------------------
 McGrath Rentcorp                                          200             4,612
--------------------------------------------------------------------------------
 Miller (Herman), Inc.                                  27,400           490,186
--------------------------------------------------------------------------------
 Moore Corp. Ltd. 1                                    133,300         1,627,593
--------------------------------------------------------------------------------
 NCO Group, Inc. 1                                       5,100            72,930
--------------------------------------------------------------------------------
 New England
 Business Service, Inc.                                  1,000            22,000
--------------------------------------------------------------------------------
 Pegasus Solutions, Inc. 1                               4,500            43,740
--------------------------------------------------------------------------------
 Pittston Brink's Group                                 61,200           954,720
--------------------------------------------------------------------------------
 PRG-Schultz
 International, Inc. 1                                  10,900            90,143
--------------------------------------------------------------------------------
 Regis Corp.                                            43,300         1,166,502
--------------------------------------------------------------------------------
 RemedyTemp, Inc. 1                                      2,800            36,260
--------------------------------------------------------------------------------
 Right Management
 Consultants, Inc. 1                                    92,875         1,272,388
--------------------------------------------------------------------------------
 RMH Teleservices, Inc. 1                                7,700            74,844
--------------------------------------------------------------------------------
 Schawk, Inc.                                           15,400           148,610
--------------------------------------------------------------------------------
 SITEL Corp. 1                                          22,300            24,753
--------------------------------------------------------------------------------
 Standard Register Co.
 (The)                                                   7,800           146,406
--------------------------------------------------------------------------------
 Steelcase, Inc., Cl. A                                 10,000           105,300
--------------------------------------------------------------------------------
 Strayer Education, Inc.                                 7,700           432,586
--------------------------------------------------------------------------------
 TRC Cos., Inc. 1                                       20,300           271,005
--------------------------------------------------------------------------------
 University of Phoenix
 Online 1                                               20,700           741,474
--------------------------------------------------------------------------------
 Volt Information
 Sciences, Inc. 1                                        1,500            20,700
--------------------------------------------------------------------------------
 Wallace Computer
 Services, Inc.                                         26,400           703,296
--------------------------------------------------------------------------------
 Waste Connections,
 Inc. 1                                                  7,100           246,725
--------------------------------------------------------------------------------
 Watson Wyatt & Co.
 Holdings 1                                              2,700            51,030
                                                                    ------------
                                                                      27,484,772

--------------------------------------------------------------------------------
 Construction & Engineering--0.2%
 Baker (Michael) Corp. 1                                 2,100            18,060
--------------------------------------------------------------------------------
 Butler
 Manufacturing Co.                                       4,700            94,000
--------------------------------------------------------------------------------
 Comfort Systems
 USA, Inc. 1                                           101,300           313,017



22  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Construction & Engineering Continued
 EMCOR Group, Inc. 1                                    17,900        $  850,071
--------------------------------------------------------------------------------
 Integrated Electrical
 Services, Inc. 1                                       14,000            60,900
                                                                    ------------
                                                                       1,336,048

--------------------------------------------------------------------------------
 Electrical Equipment--0.4%
 Acuity Brands, Inc.                                    32,000           424,000
--------------------------------------------------------------------------------
 AMETEK, Inc.                                            3,900           134,550
--------------------------------------------------------------------------------
 Energy Conversion
 Devices, Inc. 1                                         2,000            20,540
--------------------------------------------------------------------------------
 Franklin Electric Co., Inc.                            19,600           972,748
--------------------------------------------------------------------------------
 Genlyte Group, Inc.
 (The) 1                                                14,400           426,542
--------------------------------------------------------------------------------
 II-VI, Inc. 1                                           8,400           136,584
--------------------------------------------------------------------------------
 Paxar Corp. 1                                          37,900           564,710
--------------------------------------------------------------------------------
 Powell Industries, Inc. 1                               1,100            16,500
--------------------------------------------------------------------------------
 Signal Technology
 Corp. 1                                                 6,600            62,436
--------------------------------------------------------------------------------
 Vicor Corp. 1                                           4,200            28,686
--------------------------------------------------------------------------------
 Woodward
 Governor Co.                                            6,100           225,517
                                                                    ------------
                                                                       3,012,813

--------------------------------------------------------------------------------
 Industrial Conglomerates--0.4%
 Carlisle Cos., Inc.                                    24,800         1,011,840
--------------------------------------------------------------------------------
 Lydall, Inc. 1                                         19,300           195,316
--------------------------------------------------------------------------------
 Standex International
 Corp                                                    1,700            36,822
--------------------------------------------------------------------------------
 Tredegar Corp.                                         25,000           317,500
--------------------------------------------------------------------------------
 United Industrial Corp.                                27,800           412,830
--------------------------------------------------------------------------------
 Walter Industries, Inc.                                40,000           438,000
                                                                    ------------
                                                                       2,412,308

--------------------------------------------------------------------------------
 Machinery--2.3%
 Actuant Corp., Cl. A 1                                 20,400           820,080
--------------------------------------------------------------------------------
 Albany International
 Corp., Cl. A                                           15,200           359,784
--------------------------------------------------------------------------------
 Barnes Group, Inc.                                     29,500           561,975
--------------------------------------------------------------------------------
 BHA Group, Inc., Cl. A                                    200             3,334
--------------------------------------------------------------------------------
 Briggs & Stratton Corp.                                13,500           557,010
--------------------------------------------------------------------------------
 Cascade Corp.                                           1,600            23,392
--------------------------------------------------------------------------------
 Chicago Bridge &
 Iron Co. NV                                            55,000         1,724,800
--------------------------------------------------------------------------------
 CIRCOR International,
 Inc                                                    25,400           402,590




                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Machinery Continued
 Columbus McKinnon
 Corp. 1                                                   200      $        500
--------------------------------------------------------------------------------
 Cummins, Inc.                                          32,300           797,810
--------------------------------------------------------------------------------
 Cuno, Inc. 1                                           19,800           634,590
--------------------------------------------------------------------------------
 Deere & Co.                                            42,300         1,785,060
--------------------------------------------------------------------------------
 Dionex Corp. 1                                         13,500           421,065
--------------------------------------------------------------------------------
 Donaldson Co., Inc.                                     6,500           220,675
--------------------------------------------------------------------------------
 EnPro Industries, Inc. 1                                6,620            26,348
--------------------------------------------------------------------------------
 Ingersoll-Rand Co., Cl. A                              38,900         1,527,214
--------------------------------------------------------------------------------
 ITT Industries, Inc.                                   26,300         1,477,008
--------------------------------------------------------------------------------
 JLG Industries, Inc.                                    6,900            43,125
--------------------------------------------------------------------------------
 Lindsay
 Manufacturing Co.                                      26,800           549,668
--------------------------------------------------------------------------------
 Milacron, Inc.                                          4,200            20,958
--------------------------------------------------------------------------------
 Oshkosh Truck Corp.                                     1,600           100,432
--------------------------------------------------------------------------------
 Osmonics, Inc. 1                                       31,000           531,960
--------------------------------------------------------------------------------
 Packaging Dynamics
 Corp. 1                                                 4,960            31,243
--------------------------------------------------------------------------------
 Thomas Industries, Inc.                                36,100           893,475
--------------------------------------------------------------------------------
 Timken Co.                                             77,600         1,343,256
--------------------------------------------------------------------------------
 U.S. Industries, Inc. 1                                18,200            58,968
--------------------------------------------------------------------------------
 UNOVA, Inc. 1                                          10,100            55,651
--------------------------------------------------------------------------------
 Watts Industries,
 Inc., Cl. A                                            44,400           618,936
                                                                    ------------
                                                                      15,590,907

--------------------------------------------------------------------------------
 Marine--0.1%
 Alexander &
 Baldwin, Inc.                                           1,900            49,305
--------------------------------------------------------------------------------
 Maritrans, Inc.                                        26,300           313,759
                                                                    ------------
                                                                         363,064

--------------------------------------------------------------------------------
 Road & Rail--1.9%
 Burlington Northern
 Santa Fe Corp.                                         84,700         2,199,659
--------------------------------------------------------------------------------
 Covenant Transport,
 Inc., Cl. A 1                                          19,300           323,661
--------------------------------------------------------------------------------
 CSX Corp.                                              50,000         1,401,500
--------------------------------------------------------------------------------
 Dollar Thrifty
 Automotive Group,
 Inc. 1                                                  3,500            69,930
--------------------------------------------------------------------------------
 Florida East Coast
 Industries, Inc., Cl. A                                 3,000            72,000
--------------------------------------------------------------------------------
 Heartland Express, Inc.                                11,341           197,674



23  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Road & Rail Continued
 Hunt (J.B.) Transport
 Services, Inc. 1                                       20,800      $    574,704
--------------------------------------------------------------------------------
 Kansas City Southern 1                                  5,700            72,675
--------------------------------------------------------------------------------
 Knight
 Transportation, Inc. 1                                 33,350           679,306
--------------------------------------------------------------------------------
 Mullen
 Transportation, Inc.                                   41,000           870,005
--------------------------------------------------------------------------------
 Norfolk Southern Corp.                                 80,000         1,576,000
--------------------------------------------------------------------------------
 P.A.M. Transportation
 Services, Inc. 1                                       17,600           457,600
--------------------------------------------------------------------------------
 Roadway Corp.                                           9,700           334,068
--------------------------------------------------------------------------------
 SCS Transportation, Inc. 1                              2,500            29,250
--------------------------------------------------------------------------------
 U.S. Xpress Enterprises,
 Inc., Cl. A 1                                           8,100            80,514
--------------------------------------------------------------------------------
 Union Pacific Corp.                                    56,400         3,218,184
--------------------------------------------------------------------------------
 Yellow Corp. 1                                         16,000           373,792
                                                                    ------------
                                                                      12,530,522

--------------------------------------------------------------------------------
 Trading Companies & Distributors--0.0%
 Lawson Products, Inc.                                     500            13,375
--------------------------------------------------------------------------------
 Information Technology--12.2%
--------------------------------------------------------------------------------
 Communications Equipment--1.7%
 Adaptec, Inc. 1                                       166,100           983,312
--------------------------------------------------------------------------------
 ADTRAN, Inc. 1                                         43,600         1,467,140
--------------------------------------------------------------------------------
 Allen Telecom, Inc. 1                                  82,300           998,299
--------------------------------------------------------------------------------
 Aspect
 Communications Corp. 1                                 27,700            90,025
--------------------------------------------------------------------------------
 Avanex Corp. 1                                         45,300            42,582
--------------------------------------------------------------------------------
 Avaya, Inc. 1                                         150,500           379,260
--------------------------------------------------------------------------------
 Brocade
 Communications
 Systems, Inc. 1                                         5,200            23,244
--------------------------------------------------------------------------------
 Corvis Corp. 1                                        345,800           266,266
--------------------------------------------------------------------------------
 Enterasys
 Networks, Inc. 1                                       92,700           158,517
--------------------------------------------------------------------------------
 F5 Networks, Inc. 1                                    52,500           680,400
--------------------------------------------------------------------------------
 Finisar Corp. 1                                       226,800           294,840
--------------------------------------------------------------------------------
 Harmonic, Inc. 1                                      255,800         1,079,476
--------------------------------------------------------------------------------
 Inter-Tel, Inc.                                        59,200         1,292,875
--------------------------------------------------------------------------------
 Microtune, Inc. 1                                     115,800           235,074
--------------------------------------------------------------------------------
 Motorola, Inc.                                        125,000           997,500
--------------------------------------------------------------------------------
 New Focus, Inc. 1                                      20,600            67,156
--------------------------------------------------------------------------------
 Packeteer, Inc. 1                                      13,000           103,870




                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Communications Equipment Continued
 Powerwave
 Technologies, Inc. 1                                   10,100      $     41,612
--------------------------------------------------------------------------------
 Redback Networks, Inc. 1                              247,400           149,677
--------------------------------------------------------------------------------
 Riverstone
 Networks, Inc. 1                                      430,900           891,963
--------------------------------------------------------------------------------
 SCM Microsystems,
 Inc. 1                                                  1,400             5,250
--------------------------------------------------------------------------------
 Sycamore Networks,
 Inc. 1                                                 68,400           211,356
--------------------------------------------------------------------------------
 Tekelec 1                                              17,700           151,158
--------------------------------------------------------------------------------
 Terayon
 Communication
 Systems, Inc. 1                                        55,315           125,565
--------------------------------------------------------------------------------
 Turnstone Systems, Inc. 1                               1,200             3,204
--------------------------------------------------------------------------------
 UTStarcom, Inc. 1                                      16,200           312,174
                                                                    ------------
                                                                      11,051,795

--------------------------------------------------------------------------------
 Computers & Peripherals--1.5%
 Avid Technology, Inc. 1                                 7,900           167,875
--------------------------------------------------------------------------------
 Concurrent Computer
 Corp. 1                                               160,000           528,000
--------------------------------------------------------------------------------
 Cray, Inc. 1                                          159,300         1,037,043
--------------------------------------------------------------------------------
 Creative Technology
 Ltd                                                     3,700            23,976
--------------------------------------------------------------------------------
 Dell Computer Corp. 1                                  35,000           835,100
--------------------------------------------------------------------------------
 Gateway, Inc. 1                                       158,400           415,008
--------------------------------------------------------------------------------
 Hutchinson
 Technology, Inc. 1                                     58,900         1,343,509
--------------------------------------------------------------------------------
 Iomega Corp. 1                                        139,100         1,314,495
--------------------------------------------------------------------------------
 Lexar Media, Inc. 1                                    55,800           279,000
--------------------------------------------------------------------------------
 Lexmark International,
 Inc., Cl. A 1                                          30,000         1,816,200
--------------------------------------------------------------------------------
 Maxtor Corp. 1                                         87,708           520,108
--------------------------------------------------------------------------------
 Neoware Systems, Inc. 1                                30,500           449,875
--------------------------------------------------------------------------------
 Presstek, Inc. 1                                       11,100            49,395
--------------------------------------------------------------------------------
 Rainbow
 Technologies, Inc. 1                                   12,600           101,304
--------------------------------------------------------------------------------
 SBS Technologies, Inc. 1                                  700             6,552
--------------------------------------------------------------------------------
 Silicon Graphics, Inc. 1                               85,000           109,650
--------------------------------------------------------------------------------
 SimpleTech, Inc. 1                                     22,500            56,250
--------------------------------------------------------------------------------
 StorageNetworks, Inc. 1                               124,400           129,376
--------------------------------------------------------------------------------
 Synaptics, Inc. 1                                      17,400           126,324
--------------------------------------------------------------------------------
 Western Digital Corp. 1                               106,700           848,265
                                                                    ------------
                                                                      10,157,305

24  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--1.5%
 Agilent Technologies,
 Inc. 1                                                 40,000        $  659,200
--------------------------------------------------------------------------------
 Artesyn Technologies,
 Inc. 1                                                  1,000             3,480
--------------------------------------------------------------------------------
 Avnet, Inc. 1                                         139,500         1,449,405
--------------------------------------------------------------------------------
 BEI Technologies, Inc.                                  2,700            27,167
--------------------------------------------------------------------------------
 Benchmark Electronics,
 Inc. 1                                                 45,100         1,465,750
--------------------------------------------------------------------------------
 Checkpoint Systems,
 Inc. 1                                                 11,300           109,384
--------------------------------------------------------------------------------
 Daktronics, Inc. 1                                      2,200            33,528
--------------------------------------------------------------------------------
 DSP Group, Inc. 1                                      17,900           296,603
--------------------------------------------------------------------------------
 Excel Technology, Inc. 1                               26,600           479,066
--------------------------------------------------------------------------------
 Fargo Electronics, Inc. 1                              25,800           210,786
--------------------------------------------------------------------------------
 Global Imaging
 Systems, Inc. 1                                        72,800         1,311,128
--------------------------------------------------------------------------------
 Identix, Inc. 1                                        20,300            83,027
--------------------------------------------------------------------------------
 Intermagnetics
 General Corp. 1                                         7,724           130,304
--------------------------------------------------------------------------------
 Keithley Instruments,
 Inc                                                    12,600           139,860
--------------------------------------------------------------------------------
 Littlefuse, Inc. 1                                      3,400            60,180
--------------------------------------------------------------------------------
 Methode Electronics,
 Inc., Cl. A                                           121,000         1,089,000
--------------------------------------------------------------------------------
 MTS Systems Corp.                                      40,000           426,400
--------------------------------------------------------------------------------
 Nu Horizons
 Electronics Corp. 1                                       200             1,084
--------------------------------------------------------------------------------
 OSI Systems, Inc. 1                                    36,500           707,735
--------------------------------------------------------------------------------
 Park Electrochemical
 Corp                                                    7,600           123,500
--------------------------------------------------------------------------------
 Research Frontiers, Inc. 1                              1,300             9,542
--------------------------------------------------------------------------------
 Sipex Corp. 1                                           9,200            27,416
--------------------------------------------------------------------------------
 Sypris Solutions, Inc.                                  6,700            73,566
--------------------------------------------------------------------------------
 Teledyne Technologies,
 Inc. 1                                                 70,800           888,540
--------------------------------------------------------------------------------
 Zygo Corp. 1                                            6,500            40,560
                                                                    ------------
                                                                       9,846,211

--------------------------------------------------------------------------------
 Internet Software & Services--1.2%
 Akamai Technologies,
 Inc. 1                                                 59,200            78,736
--------------------------------------------------------------------------------
 CNET Networks, Inc. 1                                 230,500           583,165
--------------------------------------------------------------------------------
 Digital River, Inc. 1                                  15,100           185,579
--------------------------------------------------------------------------------
 Digitas, Inc. 1                                        21,600            87,480




                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Internet Software & Services Continued
 EarthLink, Inc. 1                                     100,900      $    535,779
--------------------------------------------------------------------------------
 FindWhat.com 1                                         12,700            98,044
--------------------------------------------------------------------------------
 Hoover's, Inc. 1                                        1,200             8,520
--------------------------------------------------------------------------------
 Hotels.com, Cl. A 1                                     6,800           273,224
--------------------------------------------------------------------------------
 InfoSpace, Inc. 1                                      26,400           290,400
--------------------------------------------------------------------------------
 Interwoven, Inc. 1                                     99,800           257,484
--------------------------------------------------------------------------------
 j2 Global
 Communications, Inc. 1                                 58,200         1,115,694
--------------------------------------------------------------------------------
 LendingTree, Inc. 1                                    16,700           247,160
--------------------------------------------------------------------------------
 Neoforma, Inc. 1                                       64,000           593,280
--------------------------------------------------------------------------------
 Net2Phone, Inc. 1                                      44,800           174,720
--------------------------------------------------------------------------------
 Netegrity, Inc. 1                                     252,200         1,086,982
--------------------------------------------------------------------------------
 Open Text Corp. 1                                       2,800            75,600
--------------------------------------------------------------------------------
 ParthusCeva, Inc. 1                                    11,966            50,257
--------------------------------------------------------------------------------
 Secure Computing
 Corp. 1                                                65,900           313,025
--------------------------------------------------------------------------------
 SeeBeyond
 Technology Corp. 1                                    280,700           644,207
--------------------------------------------------------------------------------
 Stellent, Inc. 1                                       53,300           244,647
--------------------------------------------------------------------------------
 Vignette Corp. 1                                        7,500            11,775
--------------------------------------------------------------------------------
 Websense, Inc. 1                                       74,100         1,164,111
                                                                    ------------
                                                                       8,119,869

--------------------------------------------------------------------------------
 IT Consulting & Services--0.6%
 Anteon International
 Corp. 1                                                15,200           343,520
--------------------------------------------------------------------------------
 Caminus Corp. 1                                         1,100             9,658
--------------------------------------------------------------------------------
 Cognizant Technology
 Solutions Corp. 1                                      13,500           813,915
--------------------------------------------------------------------------------
 CompuCom
 Systems, Inc. 1                                        23,400           109,278
--------------------------------------------------------------------------------
 Gartner, Inc., Cl. B 1                                  9,300            82,212
--------------------------------------------------------------------------------
 iGate Corp. 1                                           3,400             9,928
--------------------------------------------------------------------------------
 MAPICS, Inc. 1                                          5,000            35,245
--------------------------------------------------------------------------------
 ProQuest Co. 1                                         15,200           241,832
--------------------------------------------------------------------------------
 Sapient Corp. 1                                       366,600           648,882
--------------------------------------------------------------------------------
 SS&C Technologies,
 Inc. 1                                                 48,700           502,584
--------------------------------------------------------------------------------
 Startek, Inc. 1                                        18,400           499,192
--------------------------------------------------------------------------------
 Tyler Technologies,
 Inc. 1                                                 94,900           370,110
                                                                    ------------
                                                                       3,666,356

25  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Office Electronics--0.6%
 Gerber Scientific, Inc. 1                              23,200      $    133,168
--------------------------------------------------------------------------------
 Ikon Office Solutions,
 Inc.                                                  176,600         1,368,650
--------------------------------------------------------------------------------
 Insignia Systems, Inc. 1                                  800             7,440
--------------------------------------------------------------------------------
 Xerox Corp. 1                                         302,500         2,677,125
                                                                    ------------
                                                                       4,186,383

--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--2.3%
 Advanced Energy
 Industries, Inc. 1                                     13,100           138,860
--------------------------------------------------------------------------------
 Amkor Technology,
 Inc. 1                                                130,800           639,612
--------------------------------------------------------------------------------
 Axcelis Technologies,
 Inc. 1                                                 63,700           422,267
--------------------------------------------------------------------------------
 Credence Systems
 Corp. 1                                                36,100           282,663
--------------------------------------------------------------------------------
 Cypress Semiconductor
 Corp. 1                                                92,300           484,575
--------------------------------------------------------------------------------
 ESS Technology, Inc. 1                                 86,700           472,515
--------------------------------------------------------------------------------
 GlobespanVirata, Inc. 1                                 8,000            35,520
--------------------------------------------------------------------------------
 Helix Technology Corp.                                 40,200           345,720
--------------------------------------------------------------------------------
 Intel Corp.                                           150,000         2,349,000
--------------------------------------------------------------------------------
 Kulicke & Soffa
 Industries, Inc. 1                                     72,600           382,602
--------------------------------------------------------------------------------
 LTX Corp. 1                                            75,900           402,270
--------------------------------------------------------------------------------
 Mattson Technology,
 Inc. 1                                                 14,400            33,984
--------------------------------------------------------------------------------
 MKS Instruments, Inc. 1                                28,100           380,474
--------------------------------------------------------------------------------
 Mykrolis Corp. 1                                       31,300           227,238
--------------------------------------------------------------------------------
 Oak Technology, Inc. 1                                249,200           809,900
--------------------------------------------------------------------------------
 ON Semiconductor
 Corp. 1                                                17,200            22,016
--------------------------------------------------------------------------------
 Power Integrations,
 Inc. 1                                                 34,600           747,706
--------------------------------------------------------------------------------
 Rambus, Inc. 1                                        115,000         1,782,500
--------------------------------------------------------------------------------
 RF Micro Devices, Inc. 1                               73,600           413,632
--------------------------------------------------------------------------------
 Silicon Laboratories,
 Inc. 1                                                 37,000           911,680
--------------------------------------------------------------------------------
 Siliconix, Inc. 1                                      23,900           540,379
--------------------------------------------------------------------------------
 Skyworks Solutions,
 Inc. 1                                                165,000         1,148,400
--------------------------------------------------------------------------------
 Standard
 Microsystems Corp. 1                                   37,900           606,400
--------------------------------------------------------------------------------
 Teradyne, Inc. 1                                       75,700           786,523
--------------------------------------------------------------------------------
 Transmeta Corp. 1                                     198,150           279,392




                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Semiconductor Equipment & Products Continued
 Ultratech Stepper, Inc. 1                              41,400      $    486,450
--------------------------------------------------------------------------------
 White Electronic Designs
 Corp. 1                                                31,700           228,240
                                                                    ------------
                                                                      15,360,518

--------------------------------------------------------------------------------
 Software--2.8%
 Adobe Systems, Inc.                                    30,000           792,600
--------------------------------------------------------------------------------
 Agile Software Corp. 1                                106,000           739,880
--------------------------------------------------------------------------------
 Amdocs Ltd. 1                                         135,000         1,753,650
--------------------------------------------------------------------------------
 Ansoft Corp. 1                                         42,600           282,012
--------------------------------------------------------------------------------
 Ansys, Inc. 1                                          36,500           682,185
--------------------------------------------------------------------------------
 Autodesk, Inc.                                         33,100           494,514
--------------------------------------------------------------------------------
 Compuware Corp. 1                                      54,500           190,750
--------------------------------------------------------------------------------
 Concord
 Communications, Inc. 1                                 18,800           174,464
--------------------------------------------------------------------------------
 CyberGuard Corp. 1                                      2,900            18,879
--------------------------------------------------------------------------------
 Dendrite International,
 Inc. 1                                                 32,600           242,870
--------------------------------------------------------------------------------
 DocuCorp International,
 Inc. 1                                                 60,900           346,521
--------------------------------------------------------------------------------
 Dynamics Research
 Corp. 1                                                10,500           129,465
--------------------------------------------------------------------------------
 E.piphany, Inc. 1                                      96,700           408,074
--------------------------------------------------------------------------------
 Electronic Arts, Inc. 1                                40,000         2,072,400
--------------------------------------------------------------------------------
 Entrust Technologies,
 Inc. 1                                                 55,800           148,930
--------------------------------------------------------------------------------
 FactSet Research
 Systems, Inc.                                          25,000           679,750
--------------------------------------------------------------------------------
 FileNet Corp. 1                                         3,100            38,750
--------------------------------------------------------------------------------
 Group 1 Software, Inc. 1                                1,500            21,150
--------------------------------------------------------------------------------
 Hyperion Solutions
 Corp. 1                                                27,200           754,202
--------------------------------------------------------------------------------
 Infogrames, Inc. 1                                        700             1,274
--------------------------------------------------------------------------------
 Informatica Corp. 1                                    46,900           327,362
--------------------------------------------------------------------------------
 Macromedia, Inc. 1                                     22,300           326,695
--------------------------------------------------------------------------------
 Manugistics Group, Inc. 1                             104,000           239,200
--------------------------------------------------------------------------------
 Micromuse, Inc. 1                                      53,700           311,997
--------------------------------------------------------------------------------
 MICROS Systems, Inc. 1                                  7,200           157,968
--------------------------------------------------------------------------------
 Microsoft Corp. 1                                      40,000         1,898,400
--------------------------------------------------------------------------------
 Novadigm, Inc. 1                                        6,700            13,279
--------------------------------------------------------------------------------
 Numerical
 Technologies, Inc. 1                                    2,500            17,250
--------------------------------------------------------------------------------
 Oracle Corp. 1                                         90,000         1,082,700



26  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Software Continued
 Parametric Technology
 Corp. 1                                                80,900      $    194,160
--------------------------------------------------------------------------------
 Pegasystems, Inc. 1                                    60,200           322,070
--------------------------------------------------------------------------------
 Plumtree Software, Inc. 1                             179,000           594,280
--------------------------------------------------------------------------------
 Precis, Inc. 1                                          7,600            28,576
--------------------------------------------------------------------------------
 Quality Systems, Inc. 1                                 6,900           172,155
--------------------------------------------------------------------------------
 Radiant Systems, Inc. 1                               113,400         1,055,754
--------------------------------------------------------------------------------
 Roxio, Inc. 1                                          28,500           131,385
--------------------------------------------------------------------------------
 ScanSoft, Inc. 1                                      220,000         1,038,400
--------------------------------------------------------------------------------
 SpeechWorks
 International, Inc. 1                                   6,900            16,077
--------------------------------------------------------------------------------
 Symantec Corp. 1                                       10,000           466,800
--------------------------------------------------------------------------------
 Take-Two Interactive
 Software, Inc. 1                                       24,400           517,036
--------------------------------------------------------------------------------
 Viewpoint Corp. 1                                       2,400             2,232
                                                                    ------------
                                                                      18,886,096

--------------------------------------------------------------------------------
 Materials--4.0%
--------------------------------------------------------------------------------
 Chemicals--1.5%
 AEP Industries, Inc. 1                                  1,800            12,060
--------------------------------------------------------------------------------
 Agrium, Inc.                                           42,300           458,532
--------------------------------------------------------------------------------
 Albemarle Corp.                                         3,300            86,625
--------------------------------------------------------------------------------
 Crompton Corp.                                         28,200           174,276
--------------------------------------------------------------------------------
 Cytec Industries, Inc. 1                               11,100           323,787
--------------------------------------------------------------------------------
 FMC Corp. 1                                             5,000            99,900
--------------------------------------------------------------------------------
 Georgia Gulf Corp.                                     60,500         1,424,775
--------------------------------------------------------------------------------
 H.B. Fuller Co.                                         3,700            93,795
--------------------------------------------------------------------------------
 Hercules, Inc. 1                                      113,900           944,231
--------------------------------------------------------------------------------
 IMC Global, Inc.                                      115,000         1,123,550
--------------------------------------------------------------------------------
 International Flavors
 & Fragrances, Inc.                                     55,700         1,769,589
--------------------------------------------------------------------------------
 Lubrizol Corp. (The)                                   12,500           371,625
--------------------------------------------------------------------------------
 MacDermid, Inc.                                         6,200           130,510
--------------------------------------------------------------------------------
 Material Sciences Corp. 1                               3,800            47,690
--------------------------------------------------------------------------------
 Millennium Chemicals,
 Inc                                                    15,100           160,513
--------------------------------------------------------------------------------
 Octel Corp.                                            51,900           736,980
--------------------------------------------------------------------------------
 Omnova Solutions, Inc. 1                              148,600           520,100
--------------------------------------------------------------------------------
 Penford Corp.                                             200             2,526
--------------------------------------------------------------------------------
 PPG Industries, Inc.                                   27,000         1,318,410
--------------------------------------------------------------------------------
 Schulman (A.), Inc.                                    40,800           612,408
--------------------------------------------------------------------------------
 Stepan Co.                                              1,300            30,524
                                                                    ------------
                                                                      10,442,406


                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Construction Materials--0.1%
 Ameron International
 Corp                                                    1,000      $     56,050
--------------------------------------------------------------------------------
 Centex Construction
 Products, Inc.                                            800            27,120
--------------------------------------------------------------------------------
 Lafarge North
 America, Inc.                                          15,200           451,744
                                                                    ------------
                                                                         534,914

--------------------------------------------------------------------------------
 Containers & Packaging--0.9%
 Ball Corp.                                             29,100         1,527,750
--------------------------------------------------------------------------------
 Bway Corp. 1                                           24,500           488,775
--------------------------------------------------------------------------------
 Caraustar Industries,
 Inc. 1                                                 22,700           172,293
--------------------------------------------------------------------------------
 Crown Cork &
 Seal Co., Inc. 1                                      193,700         1,342,341
--------------------------------------------------------------------------------
 Graphic Packaging
 International Corp. 1                                   6,800            39,236
--------------------------------------------------------------------------------
 Jarden Corp. 1                                         24,500           648,025
--------------------------------------------------------------------------------
 Myers Industries, Inc.                                 24,800           255,936
--------------------------------------------------------------------------------
 Owens-Illinois, Inc. 1                                 55,400           607,738
--------------------------------------------------------------------------------
 Rock-Tenn Co., Cl. A                                   20,000           274,600
--------------------------------------------------------------------------------
 Silgan Holdings, Inc. 1                                26,800           549,400
                                                                    ------------
                                                                       5,906,094

--------------------------------------------------------------------------------
 Metals & Mining--1.3%
 AK Steel Holding
 Corp. 1                                               162,600         1,032,510
--------------------------------------------------------------------------------
 Alcan, Inc.                                            71,200         2,014,960
--------------------------------------------------------------------------------
 Century Aluminum Co.                                   15,000            96,600
--------------------------------------------------------------------------------
 Commercial Metals Co.                                  56,400           820,620
--------------------------------------------------------------------------------
 Commonwealth
 Industries, Inc.                                          400             2,180
--------------------------------------------------------------------------------
 Gibraltar Steel Corp.                                  14,000           252,000
--------------------------------------------------------------------------------
 IMCO Recycling, Inc. 1                                  8,500            48,110
--------------------------------------------------------------------------------
 NN, Inc.                                               29,300           252,273
--------------------------------------------------------------------------------
 Oregon Steel Mills, Inc. 1                             38,200            96,646
--------------------------------------------------------------------------------
 Quanex Corp.                                           33,700         1,034,590
--------------------------------------------------------------------------------
 RTI International
 Metals, Inc. 1                                         13,400           138,154
--------------------------------------------------------------------------------
 Schnitzer Steel
 Industries, Inc.                                        3,100            66,030
--------------------------------------------------------------------------------
 Southern Peru
 Copper Corp.                                            5,000            78,600
--------------------------------------------------------------------------------
 Steel Dynamics, Inc. 1                                 54,300           722,190
--------------------------------------------------------------------------------
 Steel Technologies, Inc.                               31,100           351,119



27  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Metals & Mining Continued
 United States Steel Corp.                              96,400      $  1,383,340
--------------------------------------------------------------------------------
 USEC, Inc.                                             25,600           160,256
                                                                    ------------
                                                                       8,550,178

--------------------------------------------------------------------------------
 Paper & Forest Products--0.2%
 Boise Cascade Corp.                                    22,500           537,975
--------------------------------------------------------------------------------
 Deltic Timber Corp.                                       800            19,512
--------------------------------------------------------------------------------
 Louisiana-Pacific Corp. 1                              18,200           132,860
--------------------------------------------------------------------------------
 Potlatch Corp.                                         24,500           501,515
                                                                    ------------
                                                                       1,191,862

--------------------------------------------------------------------------------
 Telecommunication Services--2.6%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services--1.7%
 BellSouth Corp.                                        40,000           911,200
--------------------------------------------------------------------------------
 BroadWing, Inc. 1                                      91,100           363,489
--------------------------------------------------------------------------------
 Citizens
 Communications Co. 1                                   68,200           667,678
--------------------------------------------------------------------------------
 Commonwealth
 Telephone
 Enterprises, Inc. 1                                    33,200         1,186,900
--------------------------------------------------------------------------------
 Golden Telecom, Inc. 1                                    200             2,700
--------------------------------------------------------------------------------
 Infonet Services Corp.,
 Cl. B 1                                                41,700            85,485
--------------------------------------------------------------------------------
 Intrado, Inc. 1                                        12,500            99,125
--------------------------------------------------------------------------------
 North Pittsburgh
 Systems, Inc.                                          46,600           628,681
--------------------------------------------------------------------------------
 PTEK Holdings, Inc. 1                                  65,800           252,672
--------------------------------------------------------------------------------
 Qwest
 Communications
 International, Inc. 1                                  70,000           316,400
--------------------------------------------------------------------------------
 SBC Communications,
 Inc                                                   175,000         4,277,000
--------------------------------------------------------------------------------
 Talk America Holdings,
 Inc. 1                                                 50,000           190,500
--------------------------------------------------------------------------------
 Time Warner Telecom,
 Inc., Cl. A 1                                         103,100           221,665
--------------------------------------------------------------------------------
 Verizon
 Communications, Inc.                                   50,000         1,914,000
                                                                    ------------
                                                                      11,117,495

--------------------------------------------------------------------------------
 Wireless Telecommunication Services--0.9%
 AT&T Corp.                                            180,100         3,508,348
--------------------------------------------------------------------------------
 Boston
 Communications
 Group, Inc. 1                                          30,800           392,084




                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Wireless Telecommunication Services Continued
 Centennial
 Communications Corp. 1                                  2,300      $      4,692
--------------------------------------------------------------------------------
 Nextel Partners, Inc.,
 Cl. A 1                                                11,400            59,850
--------------------------------------------------------------------------------
 Telephone & Data
 Systems, Inc.                                          13,800           592,020
--------------------------------------------------------------------------------
 Triton PCS Holdings,
 Inc., Cl. A 1                                          48,700           109,575
--------------------------------------------------------------------------------
 United States Cellular
 Corp. 1                                                36,300           865,755
--------------------------------------------------------------------------------
 Western Wireless Corp. 1                              122,000           802,760
                                                                    ------------
                                                                       6,335,084

--------------------------------------------------------------------------------
 Utilities--3.6%
--------------------------------------------------------------------------------
 Electric Utilities--3.0%
 Aquila, Inc.                                          259,100           476,744
--------------------------------------------------------------------------------
 BayCorp Holdings Ltd. 1                                   300             4,428
--------------------------------------------------------------------------------
 Central Vermont
 Public Service Corp.                                    1,500            25,500
--------------------------------------------------------------------------------
 CH Energy Group, Inc.                                  17,600           759,968
--------------------------------------------------------------------------------
 Consolidated Edison
 Co. of New York, Inc.                                  52,100         2,079,832
--------------------------------------------------------------------------------
 Constellation Energy
 Group, Inc.                                            13,700           378,805
--------------------------------------------------------------------------------
 Edison International 1                                104,600         1,289,718
--------------------------------------------------------------------------------
 Entergy Corp.                                          64,000         2,844,800
--------------------------------------------------------------------------------
 Exelon Corp.                                           52,100         2,653,453
--------------------------------------------------------------------------------
 FirstEnergy Corp.                                      86,700         2,705,040
--------------------------------------------------------------------------------
 FPL Group, Inc.                                        30,100         1,757,539
--------------------------------------------------------------------------------
 Green Mountain
 Power Corp.                                               300             5,853
--------------------------------------------------------------------------------
 MGE Energy, Inc.                                        1,000            27,050
--------------------------------------------------------------------------------
 PG&E Corp. 1                                           95,000         1,311,000
--------------------------------------------------------------------------------
 Pinnacle West
 Capital Corp.                                          15,600           485,940
--------------------------------------------------------------------------------
 Progress Energy, Inc.                                  48,900         1,976,049
--------------------------------------------------------------------------------
 Texas Genco
 Holdings, Inc. 1                                        7,155           107,754
--------------------------------------------------------------------------------
 Unitil Corp.                                              500            12,205
--------------------------------------------------------------------------------
 Wisconsin Energy Corp.                                 46,300         1,122,775
                                                                    ------------
                                                                      20,024,453

28  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                        Shares        See Note 1
--------------------------------------------------------------------------------
 Gas Utilities--0.3%
 Nicor, Inc.                                            31,800       $ 1,000,110
--------------------------------------------------------------------------------
 Southwestern
 Energy Co. 1                                           15,000           176,400
--------------------------------------------------------------------------------
 UGI Corp.                                              22,900           957,907
                                                                    ------------
                                                                       2,134,417

--------------------------------------------------------------------------------
 Multi-Utilities--0.3%
 Questar Corp.                                          58,500         1,608,750
                                                                    ------------
 Total Common Stocks
 (Cost $673,208,318)                                                 655,670,121

--------------------------------------------------------------------------------
 Preferred Stocks--0.0%
 Astronics Corp., Cl. B 1,2
 (Cost $24,794)                                          1,850            11,100




                                                     Principal      Market Value
                                                        Amount        See Note 1
--------------------------------------------------------------------------------
 Joint Repurchase Agreements--2.0%
 Undivided interest of 2.87% in joint
 repurchase agreement (Market Value
 $461,812,000) with Banc One Capital
 Markets, Inc., 1.26%, dated 1/31/03,
 to be repurchased at $13,250,391 on
 2/3/03, collateralized by U.S.
 Treasury Nts., 5.50%--6.75%, 5/31/03--5/15/05,
 with a value of $109,835,250, U.S.
 Treasury Bonds, 2.125%--9.375%, 5/31/04--2/15/06,
 with a value of $352,849,233 and U.S.
 Treasury Bills, 2/20/03, with a value of $8,743,488
 (Cost $13,249,000)                                $13,249,000      $ 13,249,000
--------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $686,482,112)                                    100.0%       668,930,221
--------------------------------------------------------------------------------
 Other Assets
 Net of Liabilities                                       0.0            266,483
                                                        ------------------------
 Net Assets                                             100.0%      $669,196,704
                                                        ========================


Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

29  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 January 31, 2003
----------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $686,482,112)--
 see accompanying statement                                           $668,930,221
----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                       53,560,542
 Shares of beneficial interest sold                                      1,373,723
 Interest and dividends                                                    451,934
 Other                                                                       7,172
                                                                      ------------
 Total assets                                                          724,323,592

----------------------------------------------------------------------------------
 Liabilities

 Bank overdraft                                                          1,669,403
----------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                  50,146,928
 Shares of beneficial interest redeemed                                  2,802,060
 Distribution and service plan fees                                        147,188
 Transfer and shareholder servicing agent fees                             137,339
 Shareholder reports                                                        38,105
 Trustees' compensation                                                      2,112
 Other                                                                     183,753
                                                                      ------------
 Total liabilities                                                      55,126,888

----------------------------------------------------------------------------------
 Net Assets                                                           $669,196,704
                                                                      ------------

----------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                      $778,237,713
----------------------------------------------------------------------------------
 Accumulated net investment loss                                          (995,645)
----------------------------------------------------------------------------------
 Accumulated net realized loss on investments
 and foreign currency transactions                                     (90,493,752)
----------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets
 and liabilities in foreign currencies                                 (17,551,612)
                                                                      ------------
 Net Assets                                                           $669,196,704
                                                                      ------------


30  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

-----------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price
 per share (based on net assets of
 $326,241,740 and 36,855,214 shares of
 beneficial interest outstanding)                                       $8.85
 Maximum offering price per share (net
 asset value plus sales charge
 of 5.75% of offering price)                                            $9.39
-----------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price
 (excludes applicable contingent deferred
 sales charge) and offering price per
 share (based on net assets of $178,687,176
 and 20,549,220 shares of beneficial interest outstanding)              $8.70
-----------------------------------------------------------------------------
 Class C Shares
 Net asset value, redemption price
 (excludes applicable contingent deferred
 sales charge) and offering price per
 share (based on net assets of $153,565,853
 and 17,650,318 shares of beneficial interest outstanding)              $8.70
-----------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price
 (excludes applicable contingent deferred
 sales charge) and offering price per
 share (based on net assets of $7,840,553
 and 890,603 shares of beneficial interest outstanding)                 $8.80
-----------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and
 offering price per share (based on net
 assets of $2,861,382 and 321,488 shares
 of beneficial interest outstanding)                                    $8.90



 See accompanying Notes to Financial Statements.


31  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF OPERATIONS  Unaudited


 For the Six Months Ended January 31, 2003
-----------------------------------------------------------------------------------
 Investment Income

 Dividends (net of foreign withholding
 taxes of $6,713)                                                     $  4,246,695
-----------------------------------------------------------------------------------
 Interest                                                                   99,858
-----------------------------------------------------------------------------------
 Other                                                                      98,829
                                                                      -------------
 Total investment income                                                 4,445,382

-----------------------------------------------------------------------------------
 Expenses

 Management fees                                                         2,390,702
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   426,720
 Class B                                                                   882,848
 Class C                                                                   762,959
 Class N                                                                    17,190
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                   357,503
 Class B                                                                   329,031
 Class C                                                                   157,598
 Class N                                                                     6,888
 Class Y                                                                     2,073
-----------------------------------------------------------------------------------
 Shareholder reports                                                        51,054
-----------------------------------------------------------------------------------
 Trustees' compensation                                                      9,270
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 3,012
-----------------------------------------------------------------------------------
 Other                                                                      37,063
                                                                      -------------
 Total expenses                                                          5,433,911
 Less reduction to custodian expenses                                         (157)
 Less voluntary waiver of transfer and shareholder servicing
 agent fees-- Classes A, B, C and N                                        (45,675)
                                                                      -------------
 Net expenses                                                            5,388,079

-----------------------------------------------------------------------------------
 Net Investment Loss                                                      (942,697)

-----------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                           (51,901,146)
 Foreign currency transactions                                              10,413
                                                                      -------------
 Net realized loss                                                     (51,890,733)
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                            17,651,543
 Translation of assets and liabilities
 denominated in foreign currencies                                         333,978
                                                                      -------------
 Net change                                                             17,985,521
                                                                      -------------
 Net realized and unrealized loss                                      (33,905,212)

-----------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                 $(34,847,909)
                                                                      -------------



 See accompanying Notes to Financial Statements.



32  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                             Six Months                  Year
                                                                  Ended                 Ended
                                                       January 31, 2003              July 31,
                                                            (Unaudited)                  2002
---------------------------------------------------------------------------------------------
 Operations

 Net investment loss                                       $   (942,697)         $ (3,290,757)
---------------------------------------------------------------------------------------------
 Net realized loss                                          (51,890,733)          (36,196,763)
---------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)        17,985,521           (46,081,111)
                                                           ----------------------------------
 Net decrease in net assets resulting from operations       (34,847,909)          (85,568,631)

---------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                     42,771,765           222,412,681
 Class B                                                     20,360,631           140,078,561
 Class C                                                     20,191,631           117,316,115
 Class N                                                      2,982,796             5,953,972
 Class Y                                                        300,055             3,017,289

---------------------------------------------------------------------------------------------
 Net Assets

 Total increase                                              51,758,969           403,209,987
---------------------------------------------------------------------------------------------
 Beginning of period                                        617,437,735           214,227,748
                                                           ----------------------------------
 End of period [including accumulated net investment
 loss of $995,645 and $52,948, respectively]               $669,196,704          $617,437,735
                                                           ----------------------------------



 See accompanying Notes to Financial Statements.


33  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

                                                               Six Months                     Year
                                                                    Ended                    Ended
                                                         January 31, 2003                 July 31,
 Class A                                                       (Unaudited)        2002      2001 1
----------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                               $9.28       $10.47     $ 10.00
----------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                          -- 2       (.04)         -- 2
 Net realized and unrealized gain (loss)                             (.43)       (1.15)        .48
                                                                    --------------------------------
 Total from investment operations                                    (.43)       (1.19)        .48
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                  --           --        (.01)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $8.85       $ 9.28      $10.47
                                                                    --------------------------------

----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                                 (4.63)%     (11.37)%      4.76%

----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                        $326,242     $300,244    $119,194
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                               $328,265     $248,681    $ 48,406
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                                                (0.13)%      (0.36)%     (0.11)%
 Expenses                                                            1.21%        1.30%       1.33%
 Expenses, net of voluntary waiver of transfer agent
 fees and/or reduction to custodian expenses                         1.20%        1.30%       1.33%
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              98%          165%         92%



1. For the period from September 25, 2000 (inception of offering) to July 31, 2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.

34  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                               Six Months                     Year
                                                                    Ended                    Ended
                                                         January 31, 2003                 July 31,
 Class B                                                      (Unaudited)         2002      2001 1
----------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                               $9.15       $10.40      $10.00
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                 (.03)        (.06)       (.03)
 Net realized and unrealized gain (loss)                             (.42)       (1.19)        .43
                                                                    --------------------------------
 Total from investment operations                                    (.45)       (1.25)        .40
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                  --           --          --
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $8.70       $ 9.15      $10.40
                                                                    --------------------------------

----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                 (4.92)%     (12.02)%      4.00%

----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                        $178,687     $167,906      $51,412
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                               $175,192     $117,801     $17,362
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                (0.77)%      (1.11)%     (0.99)%
 Expenses                                                            2.11%        2.05%       2.15%
 Expenses, net of voluntary waiver of transfer agent
 fees and/or reduction to custodian expenses                         2.10%        2.05%       2.15%
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               98%         165%         92%



1. For the period from September 25, 2000 (inception of offering) to July 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.

35  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued

                                                               Six Months                     Year
                                                                    Ended                    Ended
                                                         January 31, 2003                 July 31,
 Class C                                                      (Unaudited)         2002      2001 1
----------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                               $9.15       $10.40      $10.00
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                 (.02)        (.06)       (.03)
 Net realized and unrealized gain (loss)                             (.43)       (1.19)        .43
                                                                    --------------------------------
 Total from investment operations                                    (.45)       (1.25)        .40
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                  --           --          --
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $8.70        $9.15      $10.40
                                                                    ================================

----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                 (4.92)%     (12.02)%      4.00%

----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                        $153,566     $141,434     $43,613
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                               $151,417     $ 97,899     $16,456
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                (0.61)%      (1.11)%     (0.98)%
 Expenses                                                            1.95%        2.05%       2.15%
 Expenses, net of voluntary waiver of transfer agent
 fees and/or reduction to custodian expenses                         1.94%        2.05%       2.15%
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               98%         165%         92%



1. For the period from September 25, 2000 (inception of offering) to July 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

36  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                               Six Months                     Year
                                                                    Ended                    Ended
                                                         January 31, 2003                 July 31,
 Class N                                                      (Unaudited)         2002      2001 1
----------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                               $9.23       $10.45     $  9.84
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                 (.01)        (.03)       (.01)
 Net realized and unrealized gain (loss)                             (.42)       (1.19)        .62
                                                                    --------------------------------
 Total from investment operations                                    (.43)       (1.22)        .61
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                  --           --          --
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $8.80        $9.23      $10.45
                                                                    ================================

----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                 (4.66)%     (11.67)%      6.20%

----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                          $7,841       $5,158          $8
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                 $6,835       $2,026          $3
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                (0.14)%      (0.67)%     (0.64)%
 Expenses                                                            1.44%        1.58%       1.57%
 Expenses, net of voluntary waiver of transfer agent
 fees and/or reduction to custodian expenses                         1.43%        1.58%       1.57%
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              98%         165%         92%



1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

37  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued

                                                               Six Months                     Year
                                                                    Ended                    Ended
                                                         January 31, 2003                 July 31,
 Class Y                                                       (Unaudited)        2002      2001 1
-----------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                              $ 9.31       $10.48     $ 10.00
-----------------------------------------------------------------------------------------------------
 Income from investment operations:

 Net investment income (loss)                                         .01         (.03)        .02
 Net realized and unrealized gain (loss)                             (.42)       (1.14)        .47
                                                                    ---------------------------------
 Total from investment operations                                    (.41)       (1.17)        .49
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                  --           --        (.01)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $8.90       $ 9.31      $10.48
                                                                    ---------------------------------

-----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                 (4.40)%     (11.16)%      4.94%

-----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                          $2,861       $2,696          $1
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                 $2,604       $1,953          $1
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                        0.42%       (0.07)%      0.35%
 Expenses                                                            0.90%        1.04%     168.30% 4
 Expenses, net of voluntary waiver of transfer agent
 fees and/or reduction to custodian expenses                         0.89%        1.00%       1.01%
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               98%         165%         92%



1. For the period from September 25, 2000 (inception of offering) to July 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Added since July 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

See accompanying Notes to Financial Statements.

38  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited



--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Main Street Opportunity Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

39  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of January 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $88,521,960. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2009        $   66,509
                              2010         8,390,169
                                          ----------
                                          $8,456,678
                                          ----------

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing

40  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND
of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
     No distributions were paid during the six months ended January 31, 2003 and the year ended July 31, 2002.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                      Six Months Ended January 31, 2003                  Year Ended July 31, 2002
                                Shares           Amount                Shares              Amount
-------------------------------------------------------------------------------------------------
 Class A
 Sold                       13,800,931     $125,938,711            29,059,391        $302,266,820
 Redeemed                   (9,314,051)     (83,166,946)           (8,078,574)        (79,854,139)
                            ---------------------------------------------------------------------
 Net increase                4,486,880      $42,771,765            20,980,817        $222,412,681
                            ---------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Class B
 Sold                        5,416,685     $ 48,819,198            16,915,660        $174,980,623
 Redeemed                   (3,212,330)     (28,458,567)           (3,512,159)        (34,902,062)
                            ---------------------------------------------------------------------
 Net increase                2,204,355      $20,360,631            13,403,501        $140,078,561
                            ---------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Class C
 Sold                        4,578,669     $ 41,245,089            12,927,278        $133,523,194
 Redeemed                   (2,384,624)     (21,053,458)           (1,663,631)        (16,207,079)
                            ---------------------------------------------------------------------
 Net increase                2,194,045      $20,191,631            11,263,647        $117,316,115
                            ---------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Class N
 Sold                          405,140     $  3,646,577               639,562        $  6,758,151
 Redeemed                      (73,051)        (663,781)              (81,811)           (804,179)
                            ---------------------------------------------------------------------
 Net increase                  332,089     $  2,982,796               557,751        $  5,953,972
                            ---------------------------------------------------------------------



41  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest Continued

                   Six Months Ended January 31, 2003      Year Ended July 31, 2002
                                Shares        Amount         Shares         Amount
----------------------------------------------------------------------------------
 Class Y
 Sold                           88,708     $ 808,747        324,758    $ 3,374,585
 Redeemed                      (56,671)     (508,692)       (35,407)      (357,296)
                               ---------------------------------------------------
 Net increase                   32,037      $300,055        289,351     $3,017,289
                               ---------------------------------------------------

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2003, were $715,568,737 and $633,450,211, respectively.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
     Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  Aggregate        Class A     Concessions     Concessions     Concessions     Concessions
                  Front-End      Front-End      on Class A      on Class B      on Class C      on Class N
              Sales Charges  Sales Charges          Shares          Shares          Shares          Shares
 Six Months      on Class A    Retained by     Advanced by     Advanced by     Advanced by     Advanced by
 Ended               Shares    Distributor   Distributor 1   Distributor 1   Distributor 1   Distributor 1
----------------------------------------------------------------------------------------------------------
 January 31, 2003  $687,775       $171,695         $29,327      $1,009,353        $257,662         $25,978


1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

42  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                   Class A              Class B             Class C                Class N
                                Contingent           Contingent          Contingent             Contingent
                                  Deferred             Deferred            Deferred               Deferred
                             Sales Charges        Sales Charges       Sales Charges          Sales Charges
                               Retained by          Retained by         Retained by            Retained by
 Six Months Ended              Distributor          Distributor         Distributor            Distributor
----------------------------------------------------------------------------------------------------------
 January 31, 2003                   $3,003             $254,853             $25,446                 $6,134


--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended January 31, 2003, payments under the Class A Plan totaled $426,720, all of which were paid by the Distributor to recipients, and included $15,794 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the six months ended January 31, 2003, were as follows:

                                                                                    Distributor's
                                                                Distributor's           Aggregate
                                                                    Aggregate        Unreimbursed
                                                                 Unreimbursed       Expenses as %
                        Total Payments       Amount Retained         Expenses       of Net Assets
                            Under Plan        by Distributor       Under Plan            of Class
-------------------------------------------------------------------------------------------------
 Class B Plan                 $882,848              $760,519       $5,306,837               2.97%
 Class C Plan                  762,959               362,452        1,664,937               1.08
 Class N Plan                   17,190                16,422          183,111               2.34


--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

43  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
5. Foreign Currency Contracts Continued
     The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Illiquid or Restricted Securities
As of January 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of January 31, 2003 was $562,946, which represents 0.08% of the Fund's net assets, of which $551,846 is considered restricted. Information concerning restricted securities is as follows:

                                                                       Valuation
                                                                           as of       Unrealized
 Security                   Acquisition Date       Cost         January 31, 2003     Depreciation
-------------------------------------------------------------------------------------------------
 Stocks and/or Warrants
 Canadian 88 Energy Corp.             6/4/02   $661,668                 $551,846         $109,822


--------------------------------------------------------------------------------
7. Bank Borrowings
The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.
     The Fund had no borrowings through November 12, 2002.

44  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

OPPENHEIMER MAIN STREET OPPORTUNITY FUND(R)



--------------------------------------------------------------------------------
 Trustees and Officers             James C. Swain, Chairman and Trustee
                                   John V. Murphy, President and Trustee
                                   William L. Armstrong, Trustee
                                   Robert G. Avis, Trustee
                                   George C. Bowen, Trustee
                                   Edward L. Cameron, Trustee
                                   Jon S. Fossel, Trustee
                                   Sam Freedman, Trustee
                                   Beverly L. Hamilton, Trustee
                                   Robert J. Malone, Trustee
                                   F. William Marshall, Trustee
                                   Charles Albers, Vice President
                                   Nikolaos D. Moyonios, Vice President
                                   Robert G. Zack, Vice President and Secretary
                                   Brian W. Wixted, Treasurer

--------------------------------------------------------------------------------
 Investment Advisor                OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor                       OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder          OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors              Deloitte & Touche LLP

--------------------------------------------------------------------------------
 Legal Counsel                     Myer, Swanson, Adams & Wolf, P.C.
 to the Fund

--------------------------------------------------------------------------------
 Legal Counsel to the              Mayer Brown Rowe & Maw
 Independent Trustees

                                   The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

(C)Copyright 2003. OppenheimerFunds, Inc. All rights reserved.

45  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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RS0731.001.0103  April 1, 2003